                                                                    EXHIBIT 25.1

                                                 Filing pursuant to Registration
                                                                Statement number
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                          -----------------------------

[ ] CHECK IF AN  APPLICATION TO DETERMINE  ELIGIBILITY OF A TRUSTEE  PURSUANT TO
                               SECTION 305(b)(2)

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A U.S. NATIONAL BANKING ASSOCIATION                      41-1592157
(Jurisdiction of incorporation or                        (I.R.S. Employer
organization if not a U.S. national                      Identification No.)
bank)

SIXTH STREET AND MARQUETTE AVENUE
MINNEAPOLIS, MINNESOTA                                   55479
(Address of principal executive offices)                 (Zip code)

                       STANLEY S. STROUP, GENERAL COUNSEL
                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                        SIXTH STREET AND MARQUETTE AVENUE
                          MINNEAPOLIS, MINNESOTA 55479
                                 (612) 667-1234
            (Name,address and telephone number of Agent for Service)

                          -----------------------------

                   HOUSEHOLD CONSUMER LOAN MASTER NOTE TRUST I
              (Exact name of obligor as specified in its charter)

DELAWARE                                                 68-0523637
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                           Identification No.)

HOUSEHOLD CONSUMER LOAN MASTER NOTE TRUST I
C/O HOUSEHOLD FINANCE CORPORATION
2700 SANDERS ROAD
PROSPECT HEIGHTS, ILLINOIS                               60070
312-441-7246
(Address of principal executive offices)                 (Zip code)

                          -----------------------------
                   HOUSEHOLD CONSUMER LOAN MASTER NOTE TRUST I
                       (Title of the indenture securities)

================================================================================

Item 1. General Information. Furnish the following information as to the trustee:

                  (a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Treasury Department
                           Washington, D.C.

                           Federal Deposit Insurance Corporation
                           Washington, D.C.

                           The Board of Governors of the Federal Reserve System Washington, D.C.

                  (b) Whether it is authorized to exercise corporate trust powers.

                           The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1, pursuant to General Instruction B, because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee.           Not applicable.

Item 16. List of Exhibits.          List below all exhibits filed as a part of
                                    this Statement of Eligibility.

         Exhibit 1.        a.       A copy of the Articles of Association of the
                                    trustee now in effect.*

         Exhibit 2.        a.       A copy of the certificate of authority of
                                    the trustee to commence business issued June
                                    28, 1872, by the Comptroller of the Currency to The Northwestern National Bank of
                                    Minneapolis.*

                           b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                           c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                           d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                           e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4.        Copy of By-laws of the trustee as now in effect.*

         Exhibit 5.        Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. The consolidated Reports of Condition and Income of the trustee.

         Exhibit 8.        Not applicable.

         Exhibit 9.        Not applicable.

* Incorporated by reference to the corresponding numbered exhibits to the form T-1 filed as Exhibit 25 to registration statement number 33-66026.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 17th day of October, 2003.

                           WELLS FARGO BANK MINNESOTA,
                           NATIONAL ASSOCIATION

                                  /s/ Joe Nardi
                           ---------------------------
                           Joe Nardi
                           Vice President

                                    EXHIBIT 6

October 17, 2003

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                           Very truly yours,

                           WELLS FARGO BANK MINNESOTA,
                           NATIONAL ASSOCIATION

                            /s/ Joe Nardi
                           ---------------------------
                           Joe Nardi
                           Vice President

                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036
                                Federal Deposit Insurance Corporation
                                OMB Number: 3064-0052
                                Office of the Comptroller of the Currency
                                OMB Number: 1557-0081
                                Expires April 30, 2006

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL

                                                                               1

                                                        Please refer to page i,
                                                        Table of Contents, for
                                                        the required disclosure
                                                        of estimated burden.

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031

REPORT AT THE CLOSE OF BUSINESS JUNE 30, 2003

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

                                   (20030630)
                                   ----------
                                   (RCRI 9999)

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, KAREN B. MARTIN, VICE PRESIDENT
-----------------------------------------------------------------------
  Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ Karen B. Martin
----------------------------------------------
Signature of Officer Authorized to Sign Report

July 21, 2003
----------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/ [ILLEGIBLE]
----------------------------------------------
Director (Trustee)

/s/ [ILLEGIBLE]
----------------------------------------------
Director (Trustee)

/s/ [ILLEGIBLE]
----------------------------------------------
Director (Trustee)


SUBMISSION OF REPORTS

Each bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data Systems Corporation
     (EDS), by modem or on computer diskette; or

(b) in hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party (if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, contact EDS Call Report Services, 13890 Bishops Drive, Suite 110, Brookfield, W1 53005, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page (or a photocopy or a computer-generated version of this page) to the hard-copy record of the completed report that the bank places in its files.

FDIC Certificate Number:                              05208
                                                 ---------------
                                                   (RCRI 9050)

WELLS FARGO BANK MINNESOTA, N.A.
-------------------------------------------------------
Legal Title of Bank (TEXT 9010)

MINNEAPOLIS
-------------------------------------------------------
City (TEXT 9130)

MN                             55479
---------------------------------------------------
State Abbrev. (TEXT 9200)      Zip Code (TEXT 9220)

  Board of Governors of the Federal Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency

                                                                       FFIEC 031
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR                       page i
A BANK WITH DOMESTIC AND FOREIGN OFFICES
                                                                            2
TABLE OF CONTENTS

SIGNATURE PAGE                                                  Cover
CONTACT INFORMATION                                             ii
REPORT OF INCOME
Schedule RI - Income Statement                                  RI-1, 2, 3
Schedule RI-A - Changes in Equity Capital                       RI-4
Schedule RI-B - Charge-offs and Recoveries on
 Loans and Leases and Changes in Allowance
 for Loan and Lease Losses                                      RI-4, 5, 6
Schedule RI-D - Income from
 International Operations                                       RI-6
Schedule RI-E - Explanations                                    RI-7, 8

DISCLOSURE OF ESTIMATED BURDEN

The estimated average burden associated with this information collection is 37.0 hours per respondent and is estimated to vary from 15 to 550 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. A Federal agency may not conduct or sponsor, and an organization (or a person) is not required to respond to a collection of information, unless it displays a currently valid OMB control number. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551


Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C.  20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C.  20429

REPORT OF CONDITION

Schedule RC - Balance Sheet                                     RC-1, 2
Schedule RC-A - Cash and Balances Due
 From Depository Institutions                                   RC-3
Schedule RC-B - Securities                                      RC-3, 4, 5
Schedule RC-C - Loans and Lease Financing Receivables:
 Part I. Loans and Leases                                       RC-6, 7
 Part II. Loans to Small Businesses and
 Small Farms (to be completed for the
 June report only; not included in the forms
 for the September and December reports)                        RC-7a, 7b
Schedule RC-D - Trading Assets and Liabilities
 (to be completed only by selected banks)                       RC-8
Schedule RC-E - Deposit Liabilities                             RC-9, 10
Schedule RC-F - Other Assets                                    RC-11
Schedule RC-G - Other Liabilities                               RC-11
Schedule RC-H - Selected Balance Sheet Items
 for Domestic Offices                                           RC-12
Schedule RC-I - Assets and Liabilities of IBFs                  RC-12
Schedule RC-K - Quarterly Averages                              RC-13
Schedule RC-L - Derivatives and
 Off-Balance Sheet Items                                        RC-14, 15
Schedule RC-M - Memoranda                                       RC-16
Schedule RC-N - Past Due and Nonaccrual
 Loans, Leases, and Other Assets                                RC-17, 18
Schedule RC-O - Other Data for Deposit
 Insurance and FICO Assessments                                 RC-19, 20
Schedule RC-R - Regulatory Capital                              RC-21,22,
                                                                   23,24
Schedule RC-S - Servicing, Securitization,
 and Asset Sales Activities                                     RC-25,26,27

Schedule RC-T - Fiduciary and
 Related Services                                               RC-28, 29, 30
Optional Narrative Statement Concerning
 the Amounts Reported in the Reports
 of Condition and Income                                        RC-31

Special Report (to be completed by all banks)

For information or assistance, National and State nonmember banks should contact the FDIC's Reports Analysis and Quality Control Section, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

                                                                       Page ii

EMERGENCY CONTACT INFORMATION

This information is being requested so the Agencies can distribute critical, time sensitive information to emergency contacts at banks. Please provide primary contact information for a senior official of the bank who has decision-making authority. Also provide information for a secondary contact if available. Enter "none" for the contact's e-mail address or fax number if not available. Emergency contact information is for the confidential use of the Agencies and will not be released to the public.

PRIMARY CONTACT

 JON R. CAMPBELL
-------------------------------------------------------
 Name (TEXT C366)

 CHAIRMAN, PRESIDENT & CEO
-------------------------------------------------------
 Title (TEXT C367)

 NONE
-------------------------------------------------------
 E-Mail Address (TEXT C368)

 612-316-1985
-------------------------------------------------------
 Telephone: Area code/phone number/extension (TEXT C369)

 612-667-0733
-------------------------------------------------------
 Fax: Area code/phone number (TEXT C370)

SECONDARY CONTACT

_______________________________________________________
 Name (TEXT C371)

_______________________________________________________
 Title (TEXT C372)

_______________________________________________________
 E-Mail Address (TEXT C373)

_______________________________________________________
 Telephone: Area code/phone number/extension (TEXT C374)

_______________________________________________________
 Fax: Area code/phone number (TEXT C375)

USA PATRIOT ACT SECTION 314(a) ANTI-MONEY LAUNDERING CONTACT INFORMATION

This information is being requested to identify points-of-contact who are in charge of your depository institution's Section 314(a) searches and who could be contacted by federal law enforcement officers for additional information related to anti-terrorist financing and anti-money laundering. Please provide information for a secondary contact if available. Enter "none" for the contacts's e-mail address or fax number if not available. USA PATRIOT Act contact information is for the confidential use of the Agencies and will not be released to the public.

 PRIMARY CONTACT

 ART WILSON
-------------------------------------------------------
 Name (TEXT C437)

 SVP, INVESTIGATIONS DIRECTOR
-------------------------------------------------------
 Title (TEXT C438)

 WILSONA@WELLSFARGO.COM
-------------------------------------------------------
 E-Mail Address (TEXT C439)

 626-919-6050
-------------------------------------------------------
 Telephone: Area code/phone number/extension (TEXT C440)

 626-919-6099
-------------------------------------------------------
 Fax: Area code/phone number (TEXT C441)

 SECONDARY CONTACT

 KATHY PETERSON
-------------------------------------------------------
 Name (TEXT C442)

 VP, BSA COMPLIANCE OFFICER
-------------------------------------------------------
 Title (TEXT C443)

 KATHRYN.L.PETERSON@WELLSFARGO.COM
-------------------------------------------------------
 E-Mail Address (TEXT C444)

 612-667-9925
-------------------------------------------------------
 Telephone: Area code/phone number/extension (TEXT C445)

 612-667-8641
-------------------------------------------------------
 Fax: Area code/phone number (TEXT C446)

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
-------------------------------------------------------                RI-1
Legal Title of Bank
                                                                               4
MINNEAPOLIS
-------------------------------------------------------
City

MN                                                55479
--------------------------------------------------------
State                                           Zip Code

Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954 FDIC Certificate Number - 05208

CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 2003 - JUNE 30, 2003

ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE BASIS IN THOUSANDS OF DOLLARS.

SCHEDULE RI--INCOME STATEMENT

                                                                       Dollar Amounts in Thousands  RIAD    Bil/Mil/Thou
------------------------------------------------------------------------------------------------------------------------
1. Interest Income:
   a. Interest and fee income on loans:
      (1) In domestic offices:                                                                      --------------------
          (a) Loans secured by real estate                                                          4011         734,574   1.a.1.a
                                                                                                    --------------------
          (b) Loans to finance agricultural production and other loans to farmers                   4024           5,275   1.a.1.b
                                                                                                    --------------------
          (c) Commercial and industrial loans                                                       4012         159,455   1.a.1.c
                                                                                                    --------------------

          (d) Loans to individuals for household, family, and other personal expenditures:          --------------------
              (1) Credit cards                                                                      B485               0   1.a.1.d.1
                                                                                                    --------------------

              (2) Other (includes single payment, installment, all student loans, and               --------------------
                  revolving credit plans other than credit cards)                                   B486          33,222   1.a.1.d.2
                                                                                                    --------------------
          (e) Loans to foreign governments and official institutions                                4056               0   1.a.1.e
                                                                                                    --------------------
          (f) All other loans in domestic offices                                                   B487          45,687   1.a.1.f
                                                                                                    --------------------
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs                             4059              41   1.a.2
                                                                                                    --------------------
      (3) Total interest and fee income on loans (sum of items 1.a.(1)(a) through 1.a.(2))          4010         978,254   1.a.3
                                                                                                    --------------------
   b. Income from lease financing receivables                                                       4065          82,001   1.b
                                                                                                    --------------------
   c. Interest income on balances due from depository institutions: (1)                             4115             220   1.c
                                                                                                    --------------------
   d. Interest and dividend income on securities:
      (1) U.S. Treasury securities and U.S. Government agency obligations (excluding                --------------------
          mortgage-backed securities)                                                               B488           7,323   1.d.1
                                                                                                    --------------------
      (2) Mortgage-backed securities                                                                B489          27,714   1.d.2
                                                                                                    --------------------

      (3) All other securities (includes securities issued by states and political                  --------------------
          subdivisions in the U.S.)                                                                 4060          15,993   1.d.3
                                                                                                    --------------------
   e. Interest income from trading assets                                                           4069           1,835   1.e
                                                                                                    --------------------
   f. Interest income on federal funds sold and securities purchased under agreements to resell     4020          64,029   1.f
                                                                                                    --------------------
   g. Other interest income                                                                         4518           6,952   1.g
                                                                                                    --------------------
   h. Total interest income (sum of items 1.a.(3) through 1.g)                                      4107       1,184,321   1.h
                                                                                                    --------------------
2. Interest expense:
   a. Interest on deposits:
      (1) Interest on deposits in domestic offices:
          (a) Transaction accounts (NOW accounts, ATS accounts,                                     --------------------
              and telephone and preauthorized transfer accounts)                                    4508             397   2.a.1.a
                                                                                                    --------------------

          (b) Nontransaction accounts:                                                              --------------------
              (1) Savings deposits (includes MMDAs)                                                 0093          37,294   2.a.1.b.1
                                                                                                    --------------------
              (2) Time deposits of $100,000 or more                                                 A517           5,377   2.a.1.b.2
                                                                                                    --------------------
              (3) Time deposits of less than $100,000                                               A518          25,425   2.a.1.b.3
                                                                                                    --------------------
      (2) Interest on deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs        4172          32,127   2.a.2
                                                                                                    --------------------
   b. Expense of federal funds purchased and securities sold under agreements to repurchase         4180          12,567   2.b
                                                                                                    --------------------
   c. Interest on trading liabilities and other borrowed money                                      4185          71,093   2.c
                                                                                                    --------------------

--------------------
(1) Includes interest income on time certificates of deposits not held for trading.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
                                                                        RI-2
Legal Title of Bank
Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954          5
FDIC Certificate Number - 05208

SCHEDULE RI--CONTINUED

                                                                                         Year-to-date
                                                                                      ------------------
                                                        Dollar Amounts in Thousands   RIAD  Bil/Mil/Thou
--------------------------------------------------------------------------------------------------------
2.  Interest expense (continued):
    d. Interest on subordinated notes and debentures                                  4200             0                      2.d
                                                                                      ------------------
    e. Total interest expense (sum of items 2.a through 2.d)                          4073       184,280                      2.e
                                                                                      -------------------------------------
3.  Net interest income (item 1.h minus 2.e)                                                               4074   1,000,041   3
                                                                                                           ----------------
4.  Provision for loan and lease losses                                                                    4230      23,560   4
                                                                                                           ----------------
5.  Noninterest income:                                                               ------------------
    a. Income from fiduciary activities (1)                                           4070       117,005                      5.a
                                                                                      ------------------
    b. Service charges on deposit accounts in domestic offices                        4080        91,040                      5.b
                                                                                      ------------------
    c. Trading revenue (2)                                                            A220        (2.293)                     5.c
                                                                                      ------------------

    d. Investment banking, advisory, brokerage, and underwriting fees                 ------------------
       and commissions                                                                B490        56,615                      5.d
                                                                                      ------------------
    e. Venture capital revenue                                                        B491             0                      5.e
                                                                                      ------------------
    f. Net servicing fees                                                             B492             0                      5.f
                                                                                      ------------------
    g. Net securitization income                                                      B493             0                      5.g
                                                                                      ------------------
    h. (1) INSURANCE AND REINSURANCE UNDERWRITING INCOME                              C386        33,294                      5.h.1
                                                                                      ------------------
       (2) INCOME FROM OTHER INSURANCE ACTIVITIES                                     C387            91                      5.h.2
                                                                                      ------------------
    i. Net gains (losses) on sales of loans and leases                                5416             0                      5.i
                                                                                      ------------------
    j. Net gains (losses) on sales of other real estate owned                         5415           318                      5.j
                                                                                      ------------------
    k. Net gains (losses) on sales of other assets (excluding securities)             B496      (123,335)                     5.k
                                                                                      ------------------
    l. Other noninterest income*                                                      B497       211,004                      5.l
                                                                                      -------------------------------------
    m. Total noninterest income (sum of items 5.a through 5.l)                                             4079     383,739   5.m
                                                                                                           ----------------
6.  a. Realized gains (losses) on held-to-maturity securities                                              3521           0   6.a
                                                                                                           ----------------
    b. Realized gains (losses) on available-for-sale securities                                            3196       1,680   6.b
                                                                                                           ----------------
7.  Noninterest expense:                                                              ------------------
    a. Salaries and employee benefits                                                 4135       287,266                      7.a
                                                                                      ------------------

    b. Expenses of premises and fixed assets (net of rental income)                   ------------------
       (excluding salaries and employee benefits and mortgage interest)               4217        63,688                      7.b
                                                                                      ------------------
    c. (1) Goodwill impairment losses                                                 C216             0                      7.c.1
                                                                                      ------------------

                                                                                      ------------------
       (2) Amortization expense and impairment losses for other intangible assets     C232         1,857                      7.c.2
                                                                                      ------------------
    d. Other noninterest expense *                                                    4092       320,102                      7.d
                                                                                      -------------------------------------
    e. Total noninterest expense (sum of items 7.a through 7.d)                                            4093     672,913   7.e
                                                                                                           ----------------

8.  Income (loss) before income taxes and extraordinary items, and other                                   ----------------
    adjustments (item 3 plus or minus items 4, 5.m, 6.a, 6.b, and 7.e)                                     4301     688,987   8
                                                                                                           ----------------
9.  Applicable income taxes (on item 8)                                                                    4302     231,264   9
                                                                                                           ----------------

10. Income (loss) before extraordinary items and other adjustments                                         ----------------
    (item 8 minus item 9)                                                                                  4300     457,723   10
                                                                                                           ----------------
11. Extraordinary items and other adjustments, net of income taxes *                                       4320           0   11
                                                                                                           ----------------
12. Net income (loss) (sum of items 10 and 11)                                                             4340     457,723   12
                                                                                      -------------------------------------

-----------
* Describe on Schedule RI-E - Explanations.

(1) For banks required to complete Schedule RC-T, items 12 through 19, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC-T, item 19.

(2) For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c must equal the sum of Memorandum items 8.a through 8.d.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
                                                                       RI-3
Legal Title of Bank
Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954         6
FDIC Certificate Number - 05208

SCHEDULE RI--CONTINUED

                                                                                         Year-to-Date
                                                                                      ------------------
Memoranda                                               Dollar Amounts in Thousands   RIAD  Bil/Mil/Thou
--------------------------------------------------------------------------------------------------------
1.  Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax
    purposes                                                                          4513            48   M.1
                                                                                      ------------------

                                                                                      ------------------
2.  Income from the sale and servicing of mutual funds and annuities in
    domestic offices (included in Schedule RI. item 8)                                8431        56,628   M.2
                                                                                      ------------------

                                                                                      ------------------
3.  Income on tax-exempt loans and leases to states and political
    subdivisions in the U.S. (included in Schedule RI, items 1.a and 1.b)             4313         1,180   M.3
                                                                                      ------------------

                                                                                      ------------------
4.  Income on tax-exempt securities issued by states and political subdivisions
    in the U.S. (included in Schedule RI. item 1.d.(3))                               4507         9,556   M.4
                                                                                      ------------------
5.  Number of full-time equivalent employees at end of current period                          NUMBER
                                                                                      ------------------
    (round to nearest whole number)                                                   4150         7,513   M.5
                                                                                      ------------------
6.  Not applicable
                                                                                      ------------------
7.  If the reporting bank has restated its balance sheet as a result of applying        CCYY / MM / DD
    push down accounting this calendar year, report the date of the bank's            ------------------
    acquisition (1)                                                                   9106           N/A   M.7
                                                                                      ------------------

8.  Trading revenue (from cash instruments and derivative instruments) (sum of
    Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c)
    (TO BE COMPLETED BY BANKS THAT REPORTED AVERAGE TRADING ASSETS
    (SCHEDULE RC-K, ITEM 7) OF $2 MILLION OR MORE FOR ANY QUARTER OF THE
    PRECEDING CALENDAR YEAR.):
                                                                                      ------------------
                                                                                      RIAD  Bil/Mil/Thou
                                                                                      ------------------
    a. Interest rate exposures                                                        8757        (2,293)  M.8.a
                                                                                      ------------------
    b. Foreign exchange exposures                                                     8758             0   M.8.b
                                                                                      ------------------
    c. Equity security and index exposures                                            8759             0   M.8.c
                                                                                      ------------------
    d. Commodity and other exposures                                                  8760             0   M.8.d
                                                                                      ------------------

                                                                                      ------------------
                                                                                      RIAD  Bil/Mil/Thou
9.  Impact on income of derivatives held for purposes other than trading:             ------------------

    a. Net increase (decrease) to interest income                                     8761             0   M.9.a
                                                                                      ------------------
    b. Net (increase) decrease to interest expense                                    8762         3,850   M.9.b
                                                                                      ------------------
    c. Other (noninterest) allocations                                                8763             0   M.9.c
                                                                                      ------------------
10. Credit losses on derivatives (see instructions)                                   A251             0   M.10
                                                                                      ------------------
11. Does the reporting bank have a Subchapter S election in effect for                        YES / NO
                                                                                      ------------------
    federal income tax purposes for the current tax year ?                            A530       NO        M.11
                                                                                      ------------------

----------------
(1) For example, a bank acquired on June 1, 2001, would report 20010601

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
                                                                       RI-4
Legal Title of Bank
Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954       7
FDIC Certificate Number - 05208

SCHEDULE RI-A--CHANGES IN EQUITY CAPITAL

Indicate decreases and losses in parentheses.

                                                                          Dollar Amounts in Thousands   RIAD  Bil/Mil/Thou
--------------------------------------------------------------------------------------------------------------------------
1.  Total equity capital most recently reported for the December 31, 2002,
    Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)            3217     4,079,693   1
                                                                                                        ------------------
2.  Restatements due to corrections of material accounting errors and changes in
    accounting principles*                                                                              B507             0   2
                                                                                                        ------------------
3.  Balance end of previous calendar year as restated (sum of items 1 and 2)                            B508     4,079,693   3
                                                                                                        ------------------
4.  Net income (loss) (must equal Schedule RI. item 12)                                                 4340       457,723   4
                                                                                                        ------------------
5.  Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury              ------------------
    stock transactions)                                                                                 B509             0   5
                                                                                                        ------------------
6.  Treasury stock transactions, net                                                                    B510             0   6
                                                                                                        ------------------
7.  Changes incident to business combinations, net                                                      4356             0   7
                                                                                                        ------------------
8.  LESS: Cash dividends declared on preferred stock                                                    4470             0   8
                                                                                                        ------------------
9.  LESS: Cash dividends declared on common stock                                                       4460     1,042,600   9
                                                                                                        ------------------
10. Other comprehensive income (1)                                                                      B511         9,545   10
                                                                                                        ------------------
11. Other transactions with parent holding company * (not included in items 5, 6, 8, or 9 above)        4415             0   11
                                                                                                        ------------------
12. Total equity capital end of current period (sum of items 3 through 11) (must equal                  ------------------
    Schedule RC, item 28)                                                                               3210     3,504,361   12
                                                                                                        ------------------

--------------
* Describe on Schedule RI-E - Explanations.

(1) Includes changes in net unrealized holding gains (losses) on available-for-sale securities, changes in accumulated net gains (losses) on cash flow hedges, foreign currency translation adjustments, and changes in minimum pension liability adjustments.

SCHEDULE RI-B--CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES
               AND CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES

PART I. CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES

PART I INCLUDES CHARGE-OFFS AND RECOVERIES THROUGH THE ALLOCATED TRANSFER RISK RESERVE.

                                                                                     (Column A)             (Column B)
                                                                                   Charge-offs (1)          Recoveries
                                                                                  -----------------------------------------
                                                                                            Calendar year-to-date
                                                                                  -----------------------------------------
                                                     Dollar Amounts in Thousands  RIAD  Bil/Mil/Thou    RIAD   Bil/Mil/Thou
---------------------------------------------------------------------------------------------------------------------------
1.  Loans secured by real estate:

    a. Construction, land development, and other land loans in domestic offices   3582            16    3583            128  1.a
                                                                                  -----------------------------------------
    b. Secured by farmland in domestic offices                                    3584             0    3585            177  1.b
                                                                                  -----------------------------------------
    c. Secured by 1-4 family residential properties in domestic offices:
       (1) Revolving, open-end loans secured by 1-4 family residential            -----------------------------------------
           properties and extended under lines of credit                          5411           384    5412            114  1.c.1
                                                                                  -----------------------------------------
       (2) Closed-end loans secured by 1-4 family residential properties:         -----------------------------------------
           (a) Secured by first liens                                             C234         1,685    C217             61  1.c.2.a
                                                                                  -----------------------------------------
           (b) Secured by junior liens                                            C235         1,285    C218            453  1.c.2.b
                                                                                  -----------------------------------------
    d. Secured by multifamily (5 or more) residential properties in domestic      -----------------------------------------
       offices                                                                    3588             0    3589              0  1.d
                                                                                  -----------------------------------------
    e. Secured by nonfarm nonresidential properties in domestic offices           3590           537    3591            250  1.e
                                                                                  -----------------------------------------
    f. In foreign offices                                                         B512             0    B513              0  1.f
                                                                                  -----------------------------------------
2.  Loans to depository institutions and acceptances of other banks:              -----------------------------------------
    a. To U.S. banks and other U.S. depository institutions                       4653             0    4663              0  2.a
                                                                                  -----------------------------------------
    b. To foreign banks                                                           4654             0    4664              0  2.b
                                                                                  -----------------------------------------
3.  Loans to finance agricultural production and other loans to farmers           4655            36    4665            176  3
                                                                                  -----------------------------------------
4.  Commercial and industrial loans:                                              -----------------------------------------
    a. To U.S. addressees (domicile)                                              4645        18,245    4617          3,970  4.a
                                                                                  -----------------------------------------
    b. To non-U.S. addressees (domicile)                                          4646             0    4618              0  4.b
                                                                                  -----------------------------------------

--------------
(1) Include write-downs arising from transfers of loans to a held-for-sale account.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031

Legal Title of Bank
Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954      8
FDIC Certificate Number - 05208

SCHEDULE RI-B--CONTINUED

PART I. CONTINUED

                                                                                ---------------------------------------------
                                                                                    ( Column A )           ( Column B )
                                                                                   Charge-offs (1)          Recoveries
                                                                                ---------------------------------------------
                                                                                            Calendar year-to-date
                                                                                ---------------------------------------------
                                                   Dollar Amounts in Thousands  RIAD  Bil/Mil/Thou     RIAD   Bil/Mil/Thou
                                                                                ---------------------------------------------
5. Loans to individuals for household, family, and other personal expenditures:
                                                                                ---------------------------------------------
   a. Credit cards                                                              B514                0   B515                0 5.a
                                                                                ---------------------------------------------
   b. Other (includes single payment, installment, all student loans
      and revolving credit plans other than credit cards)                       B516            3,796   B517            2,999 5.b
                                                                                ---------------------------------------------
6. Loans to foreign governments and official institutions                       4643                0   4627                0 6
                                                                                ---------------------------------------------
7. All other loans                                                              4644               69   4628               25 7
                                                                                ---------------------------------------------
8. Lease financing receivables:
                                                                                ---------------------------------------------
   a. To U.S. addressees (domicile)                                             4658            7,742   4668              945 8.a
                                                                                ---------------------------------------------
   b. To non-U.S. addressees (domicile)                                         4659                0   4669                0 8.b
                                                                                ---------------------------------------------
9. Total (sum of items 1 through 8)                                             4635           33,795   4605            9,298 9
                                                                                ---------------------------------------------

Memoranda

                                                                                ---------------------------------------------
                                                                                    ( Column A )           ( Column B )
                                                                                   Charge-offs (1)          Recoveries
                                                                                ---------------------------------------------
                                                                                            Calendar year-to-date
                                                                                ---------------------------------------------
                                                   Dollar Amounts in Thousands  RIAD  Bil/Mil/Thou     RIAD  Bil/Mil/Thou
                                                                                ---------------------------------------------
1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in
                                                                                ---------------------------------------------
   Schedule RI-B, part I, items 4 and 7, above                                  5409             0      5410              0   M.1
                                                                                ---------------------------------------------
2. Loans secured by real estate to non-U.S. addresses (domicile)
                                                                                ---------------------------------------------
   (included in Schedule RI-B, part I, item 1, above):                          4652             0      4662              0   M.2
                                                                                ---------------------------------------------
3. Not applicable.

                                                                                                        ---------------------
                                                                                                             Calendar
                                                                                                            year-to-date
                                                                                                        ---------------------
                                                                                                        RIAD  Bil/ Mil/Thou
                                                                                                        ---------------------
4) MEMORANDUM ITEM 4 IS TO BE COMPLETED BY BANKS THAT (1) TOGETHER WITH
   AFFILIATED INSTITUTIONS, HAVE OUTSTANDING CREDIT CARD RECEIVABLES (AS
   DEFINED IN THE INSTRUCTIONS) THAT EXCEED $500 MILLION AS OF THE REPORT
   DATE OR (2) ARE CREDIT CARD SPECIALTY BANKS
   AS DEFINED FOR UNIFORM BANK PERFORMANCE REPORT PURPOSES.
   UNCOLLECTIBLE RETAIL CREDIT CARD FEES AND FINANCE CHARGES REVERSED
   AGAINST INCOME (I.E.,
   NOT INCLUDED IN CHARGE-OFFS AGAINST THE ALLOWANCE FOR LOAN AND LEASE LOSSES)                         C388              0   M.4
                                                                                                        ---------------------

------------------
(1) Include write-downs arising from transfers of loans to a held-for-sale account.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031

Legal Title of Bank                                                    RI-6
Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954
FDIC Certificate Number - 05208                                           9

PART II. CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES

                                                                                                     -------------------------
                                                                       Dollar Amounts in Thousands   RIAD  Bil/Mil/Thou
                                                                                                     -------------------------
1. Balance most recently reported for the December 31, 2002, Reports of Condition
   and Income (i.e., after adjustments from amended Reports of Income)                               B522              284,263  1
                                                                                                     -------------------------
2. Recoveries (must equal part I, item 9, column B above)                                            4605                9,298  2
                                                                                                     -------------------------
3. LESS: Charge-offs (must equal part I, item 9, column A above                                      -------------------------
   less Schedule RI-B, part II, item 4)                                                              C079               33,795  3
                                                                                                     -------------------------
4. LESS: Write-downs arising from transfers of loans to a held-for-sale account                      5523                    0  4
                                                                                                     -------------------------
5. Provision for loan and lease losses (must equal Schedule RI, item 4)                              4230               23,560  5
                                                                                                     -------------------------
6. Adjustments * (see instructions for this schedule)                                                C233                 (232) 6
                                                                                                     -------------------------
7. Balance end of current period (sum of items 1, 2, 5, and 6, less items 3 and 4)                   -------------------------
   (must equal Schedule RC, item 4.c)                                                                3123              283,094  7
                                                                                                     -------------------------

                                                                                                     -------------------------
MEMORANDA                                                              Dollar Amounts in Thousands   RIAD  Bil/Mil/Thou
                                                                                                     -------------------------
1. ALLOCATED TRANSFER RISK RESERVE INCLUDED IN SCHEDULE RI-B, PART II, ITEM 7, ABOVE                 C435                 0     M.1
                                                                                                     -------------------------
   MEMORANDUM ITEMS 2 AND 3 ARE TO BE COMPLETED BY BANKS THAT (1) TOGETHER WITH AFFILIATED
   INSTITUTIONS, HAVE OUTSTANDING CREDIT CARD RECEIVABLES (AS DEFINED IN THE INSTRUCTIONS)
   THAT EXCEED $500 MILLION AS OF THE REPORT DATE OR (2) ARE CREDIT CARD SPECIALTY BANKS
   AS DEFINED FOR UNIFORM BANK PERFORMANCE REPORT PURPOSES.                                          -------------------------
2. SEPARATE VALUATION ALLOWANCE FOR UNCOLLECTIBLE RETAIL CREDIT CARD FEES AND FINANCE CHARGES        C389                 0     M.2
                                                                                                     -------------------------

3. AMOUNT OF ALLOWANCE FOR LOAN AND LEASES LOSSES ATTRIBUTABLE TO RETAIL CREDIT CARD FEES            -------------------------
   AND FINANCE CHARGES                                                                               C390                 0     M.3
                                                                                                     -------------------------

-----------------------
* Describe on Schedule RI-E--Explanations.

SCHEDULE RI-D--INCOME FROM INTERNATIONAL OPERATIONS

FOR ALL BANKS WITH FOREIGN OFFICES, EDGE OR AGREEMENT SUBSIDIARIES, OR IBFS WHERE INTERNATIONAL OPERATIONS ACCOUNT FOR MORE THAN 10 PERCENT OF TOTAL REVENUES, TOTAL ASSETS, OR NET INCOME.

                                                                                                           ----------------
                                                                                                             Year-to-Date
                                                                                                     ----------------------
                                                                       Dollar Amounts in Thousands   RIAD   Bil /Mil/Thou
                                                                                                      ---------------------
1. Interest income and expense attributable to international operations:

   a. Gross interest income                                                                          B523               N/A  1.a
                                                                                                     ----------------------
   b. Gross interest expense                                                                         B524               N/A  1.b
                                                                                                     ----------------------
2. Net interest income attributable to international operations (item 1.a minus 1.b)                 B525               N/A  2.
                                                                                                     ----------------------

3. Noninterest income and expense attributable to international operations:

                                                                                                     ----------------------
   a. Noninterest income attributable to international operations                                    4097               N/A  3.a
                                                                                                     ----------------------
   b. Provision for loan and lease losses attributable to international operations                   4235               N/A  3.b
                                                                                                     ----------------------
   c. Other noninterest expense attributable to international operations                             4239               N/A  3.c
                                                                                                     ----------------------

   d. Net noninterest income (expense) attributable to international operations (item 3.a minus      ----------------------
      3.b and 3.c)                                                                                   4843               N/A  3.d
                                                                                                     ----------------------

4. Estimated pretax income attributable to international operations before capital allocation        ----------------------
   adjustment (sum of items 2 and 3.d)                                                               4844               N/A  4
                                                                                                     ----------------------

5. Adjustment to pretax income for internal allocations to international operations to reflect       ----------------------
   the effects of equity capital on overall bank funding costs                                       4845               N/A  5
                                                                                                     ----------------------

6. Estimated pretax income attributable to international operations after capital allocation         ----------------------
   adjustment (sum of items 4 and 5)                                                                 4846               N/A  6
                                                                                                     ----------------------

7. Income taxes attributable to income from international operations as estimated in item 6          4797               N/A  7
                                                                                                     ----------------------
8. Estimated net income attributable to international operations (item 6 minus 7)                    4341               N/A  8
                                                                                                     ----------------------

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031

Legal Title of Bank                                                    RI-7
Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954
FDIC Certificate Number - 05208                                           10

SCHEDULE RI-E--EXPLANATIONS

SCHEDULE RI-E IS TO BE COMPLETED EACH QUARTER ON A CALENDAR YEAR-TO-DATE BASIS.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                              Year-to-Date
                                                                                                     -----------------------
                                                                       Dollar Amounts in Thousands   RIAD   Bil/Mil/Thou
                                                                                                     -----------------------
1. Other noninterest income (from Schedule RI, item 5.l)
   Itemize and describe amounts that exceed 1% of the sum of Schedule RI, items
   1.h and 5.m:

                  TEXT
                                                                                                     -----------------------
a.                Income and fees from the printing and sale of checks                               C013                  0 1.a
                                                                                                     -----------------------
b.                Earnings on/increase in value of cash surrender value of life                      C014                  0 1.b
                  insurance                                                                          -----------------------
c.                Income and fees from automated teller machines (ATMs)                              C016                  0 1.c
                                                                                                     -----------------------
d.                Rent and other income from other real estate owned                                 4042                  0 1.d
                                                                                                     -----------------------
e.                Safe deposit box rent                                                              C015                  0 1.e
                                                                                                     -----------------------
f. 4461           Intercompany Allocations                                                           4461            130,926 1.f
                                                                                                     -----------------------
g. 4462           Loan Origination Fees                                                              4462             28,992 1.g
                                                                                                     -----------------------
h. 4463           Credit Card Fees                                                                   4463             21,364 1.h
                                                                                                     -----------------------
2. Other noninterest expense (from Schedule RI, item 7.d):
   Itemize and describe amounts that exceed 1% of the sum of
   of Schedule RI, items 1.h and 5.m:

                  TEXT
                                                                                                     -----------------------
a.                Data processing expenses                                                           C017                  0 2.a
                                                                                                     -----------------------
b.                Advertising and marketing expenses                                                 0497                  0 2.b
                                                                                                     -----------------------
c.                Director's fees                                                                    4136                  0 2.c
                                                                                                     -----------------------
d.                Printing, stationery, and supplies                                                 C018                  0 2.d
                                                                                                     -----------------------
e.                Postage                                                                            8403                  0 2.e
                                                                                                     -----------------------
f.                Legal fees and expenses                                                            4141                  0 2.f
                                                                                                     -----------------------
g.                FDIC deposit insurance assessments                                                 4146                  0 2.g
                                                                                                     -----------------------
h. 4464           Intercompany Allocations                                                           4464            220,352 2.h
                                                                                                     -----------------------
i. 4467           Fees and Service Charges                                                           4467             20,112 2.i
                                                                                                     -----------------------
j. 4468                                                                                              4468                N/A 2.j
                                                                                                     -----------------------
3. Extraordinary items and other adjustments and applicable income tax effect
   (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):

                  TEXT
                                                                                                     -----------------------
a. (1) 4469                                                                                          4469                N/A 3.a.1
                                                                                     ---------------------------------------
       (2) Applicable income tax effect                                              4486     0                              3.a.2
                                                                                     ---------------------------------------
b. (1) 4487                                                                                          4487                N/A 3.b.1
                                                                                     ---------------------------------------
       (2) Applicable income tax effect                                              4488     0                              3.b.2
                                                                                     ---------------------------------------
c. (1) 4489                                                                                          4489                N/A 3.c.1
                                                                                     ---------------------------------------
       (2) Applicable income tax effect                                              4491     0                              3.c.2
                                                                                     ---------------------------------------

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031

Legal Title of Bank
Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954
FDIC Certificate Number - 05208                                           11

SCHEDULE RI-E--CONTINUED

                                                                                                             Year-to-Date
                                                                                                     -----------------------
                                                                       Dollar Amounts in Thousands   RIAD  Bil/Mil/Thou
                                                                                                     -----------------------
4. Restatements due to corrections of material accounting errors and changes in accounting principles
   (from Schedule RI-A, item 2) (itemize and describe all restatements):
                  TEXT
                                                                                                     -----------------------
   a. B526                                                                                           B526              N/A   4.a
                                                                                                     -----------------------
   b. B527                                                                                           B527              N/A   4.b
                                                                                                     -----------------------

5. Other transactions with parent holding company (from Schedule RI-A, item 11)
   (itemize and describe all such transactions):
                  TEXT
                                                                                                     -----------------------
   a. 4498                                                                                           4498              N/A   5.a
                                                                                                     -----------------------
   b. 4499                                                                                           4499              N/A   5.b
                                                                                                     -----------------------
6. Adjustments to allowance for loan and lease losses
   (from Schedule RI-B, part II, item 6) (itemize and describe all adjustments):
                  TEXT
                                                                                                     -----------------------
   a. 4521 Paydowns of Securitizations with affil                                                    4521             (232)  6.a
                                                                                                     -----------------------
   b. 4522                                                                                           4522              N/A   6.b
                                                                                                     -----------------------

7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income): RIAD
   X = NO COMMENT - Y = COMMENT 4769  X
   Other explanations (please type or print clearly):
            TEXT ( 70 CHARACTERS PER LINE )
    4769

            ______________________________________________________________
            ______________________________________________________________
            ______________________________________________________________
            ______________________________________________________________
            ______________________________________________________________
            ______________________________________________________________
            ______________________________________________________________
            ______________________________________________________________
            ______________________________________________________________
            ______________________________________________________________

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
---------------------------------------------------                    RC-1
Legal Title of Bank
                                                                           12
MINNEAPOLIS
---------------------------------------------------
City

MN                                     55479
---------------------------------------------------
State                                  Zip Code

Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954 FDIC Certificate Number - 05208

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 2003

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                             Dollar Amounts in Thousands  RCFD  Bil/Mil/Thou
----------------------------------------------------------------------------------------------------------------------------
ASSETS
 1. Cash and balances due from depository institutions (from Schedule RC-A):
                                                                                                          ------------------
    a. Noninterest-bearing balances and currency and coin (1)                                             0081     1,819,745    1.a
                                                                                                          ------------------
    b. Interest-bearing balances (2)                                                                      0071        63,431    1.b
                                                                                                          ------------------
 2. Securities:
                                                                                                          ------------------
    a. Held-to-maturity securities (from Schedule RC-B, column A)                                         1754             0    2.a
                                                                                                          ------------------
    b. Available-for-sale securities (from Schedule RC-B, column D)                                       1773     1,865,480    2.b
                                                                                                          ------------------
 3. Federal funds sold and securities purchased under agreements to resell:                               RCON
                                                                                                          ------------------
    a. Federal funds sold in domestic offices                                                             B987    10,645,654    3.a
                                                                                                          ------------------
                                                                                                          RCFD
                                                                                                          ------------------
    b. Securities purchased under agreements to resell (3)                                                B989       117,205    3.b
                                                                                                          ------------------
 4. Loans and lease financing receivables (from Schedule RC-C):
                                                                                                          ------------------
    a. Loans and leases held for sale                                                                     5369    20,212,668    4.a
                                                                                      -----------------   ------------------
    b. Loans and leases, net of unearned income                                       B528   18,158,817                         4.b
                                                                                      -----------------
    c. LESS: Allowance for loan and lease losses                                      3123      283,094                         4.c
                                                                                      -----------------   ------------------
    d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)                        B529    17,875,723    4.d
                                                                                                          ------------------
 5. Trading assets (from Schedule RC-D)                                                                   3545       440,047    5
                                                                                                          ------------------
 6. Premises and fixed assets (including capitalized leases)                                              2145       147,675    6
                                                                                                          ------------------
 7. Other real estate owned (from Schedule RC-M)                                                          2150         6,229    7
                                                                                                          ------------------
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)              2130             0    8
                                                                                                          ------------------
 9. Customers' liability to this bank on acceptances outstanding                                          2155        17,335    9
                                                                                                          ------------------
10. Intangible assets:
                                                                                                          ------------------
    a. Goodwill                                                                                           3163       291,457    10.a
                                                                                                          ------------------
    b. Other intangible assets (from Schedule RC-M)                                                       0426        10,980    10.b
                                                                                                          ------------------
11. Other assets (from Schedule RC-F)                                                                     2160     1,379,851    11
                                                                                                          ------------------
12. Total assets (sum of items 1 through 11)                                                              2170    54,893,480    12
                                                                                                          ------------------

--------------
(1) Includes cash items in process of collection and unposted debits.

(2) Includes time certificates of deposit not held for trading.

(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

WELLS FARGO BANK MINNESOTA. N.A.                                       FFIEC 031
                                                                       RC-2
Legal Title of Bank
Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954     13
FDIC Certificate Number - 05208

SCHEDULE RC--CONTINUED

                                                                            Dollar Amounts in Thousands         Bil/Mil/Thou
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E,                          RCON
       part I)                                                                                            ------------------
                                                                                                          2200    36,876,418  13.a
                                                                                                          ------------------
       (1) Noninterest-bearing (1)                                                    6631   24,164,802                       13.a.1
                                                                                      -----------------
       (2) Interest-bearing                                                           6636   12,711,616                       13.a.2
                                                                                      -----------------
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                                      RCFN
                                                                                                          ------------------
       (from Schedule RC-E, part II)                                                                      2200     4,858,288  13.b
                                                                                      -----------------   ------------------
       (1) Noninterest-bearing                                                        6631          604                       13.b.1
                                                                                      -----------------
       (2) Interest-bearing                                                           6636    4,857,684                       13.b.2
                                                                                      -----------------
14. Federal funds purchased and securities sold under agreements to repurchase:                           RCON
                                                                                                          ------------------
    a. Federal funds purchased in domestic offices (2)                                                    B993     1,390,789  14.a
                                                                                                          ------------------
                                                                                                          RCFD
                                                                                                          ------------------
    b. Securities sold under agreements to repurchase (3)                                                 B995       286,212  14.b
                                                                                                          ------------------
15. Trading liabilities (from Schedule RC-D)                                                              3548        50,296  15
                                                                                                          ------------------
16. Other borrowed money (includes mortgage indebtedness and obligations
                                                                                                          ------------------
    under capitalized leases) (from Schedule RC-M)                                                        3190     6,717,939  16
                                                                                                          ------------------
17. Not applicable
                                                                                                          ------------------
18. Bank's liability on acceptances executed and outstanding                                              2920        17,335  18
                                                                                                          ------------------
19. Subordinated notes and debentures(4)                                                                  3200             0  19
                                                                                                          ------------------
20. Other liabilities (from Schedule RC-G)                                                                2930     1,191,842  20
                                                                                                          ------------------
21. Total liabilities (sum of items 13 through 20)                                                        2948    51,389,119  21
                                                                                                          ------------------
22. Minority interest in consolidated subsidiaries                                                        3000             0  22
                                                                                                          ------------------
EQUITY CAPITAL
                                                                                                          ------------------
23. Perpetual preferred stock and related surplus                                                         3838             0  23
                                                                                                          ------------------
24. Common stock                                                                                          3230       100,000  24
                                                                                                          ------------------
25. Surplus (exclude all surplus related to preferred stock)                                              3839     2,133,596  25
                                                                                                          ------------------
26. a. Retained earnings                                                                                  3632     1,208,412  26.a
                                                                                                          ------------------
    b. Accumulated other comprehensive income (5)                                                         B530        62,353  26.b
                                                                                                          ------------------
27. Other equity capital components (6)                                                                   A130             0  27
                                                                                                          ------------------
28. Total equity capital (sum of items 23 through 27)                                                     3210     3,504,361  28
                                                                                                          ------------------
29. Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28)                3300    54,893,480  29
                                                                                                          ------------------

Memorandum
 TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.

                                                                                                          RCFD     NUMBER
1. Indicate in the box at the right the number of the statement below that best                           -------------------
   describes the most comprehensive level of auditing work performed for the                              6724       N/A       M.1
   bank by independent external auditors as of any date during 2002                                       -------------------

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm


4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5 = Directors' examination of the bank performed by other external auditors
    (may be required by state chartering authority)

6 = Review of the bank's financial statements by external auditors

7 = Compilation of the bank's financial statements by external auditors

8 = Other audit procedures (excluding tax preparation work)

9 = No external audit work

--------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "other borrowed money."

(3) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.

(4) Includes limited-life preferred stock and related surplus.

(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.

(6) Includes treasury stock and unearned Employee Stock Ownership Plan shares.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
                                                                       RC-3
Legal Title of Bank
Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954      14
FDIC Certificate Number - 05208

SCHEDULE RC-A--CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

Exclude assets held for trading.

                                                                                            (Column A)           (Column B)
                                                                                           Consolidated           Domestic
                                                                                               Bank                Offices
                                                                                      --------------------------------------
                                                         Dollar Amounts in Thousands  RCFD Bil/Mil/Thou   RCON  Bil/Mil/Thou
----------------------------------------------------------------------------------------------------------------------------
1. Cash items in process of collection, unposted debits, and currency and
   coin                                                                               0022    1,621,953                       1
                                                                                      -----------------   ------------------
   a. Cash items in process of collection and unposted debits                                             0020     1,501,013  1.a
                                                                                                          ------------------
   b. Currency and coin                                                                                   0080       120,940  1.b
                                                                                                          ------------------
2. Balance due from depository institutions in the U.S.                                                   0082       220,471  2
                                                                                      -----------------   ------------------
   a. U.S. branches and agencies of foreign banks (including their IBFs)              0083            0                       2.a
                                                                                      -----------------
   b. Other commercial banks in the U.S. and other depository institutions            -----------------
      in the U.S. (including their IBFs)                                              0085      220,762                       2.b
                                                                                      -----------------   ------------------
3. Balances due from banks in foreign countries and foreign central banks                                 0070         6,876  3
                                                                                      -----------------   ------------------
   a. Foreign branches of other U.S. banks                                            0073        6,594                       3.a
                                                                                      -----------------
   b. Other banks in foreign countries and foreign central banks                      0074          282                       3.b
                                                                                      -----------------   ------------------
4. Balances due from Federal Reserve Banks                                            0090       33,585   0090        33,532  4
                                                                                      -----------------   ------------------
5. Total (sum of items 1 through 4) (total of column A must equal                     -----------------   ------------------
   Schedule RC, sum of items 1 .a and 1 .b)                                           0010    1,883,176   0010     1,882,832  5
                                                                                      -----------------   ------------------

SCHEDULE RC-B--SECURITIES

Exclude assets held for trading.

                                                           Held-to-maturity                           Available-for-sale
                                              ----------------------------------------------------------------------------------
                                                     (Column A)           (Column B)           (Column C)           (Column D)
                                                   Amortized Cost         Fair Value         Amortized Cost          Fair Value
                                              ----------------------------------------------------------------------------------
                 Dollar Amounts in Thousands  RCFD  Bil/Mil/Thou   RCFD  Bil/Mil/Thou  RCFD   Bil/Mil/Thou   RCFD  Bil/Mil/Thou
--------------------------------------------------------------------------------------------------------------------------------
1. U.S. Treasury securities                   0211              0  0213              0  1286        186,276  1287        199,994 1
                                              ----------------------------------------------------------------------------------
2. U.S. Government agency obligations
   (exclude mortgage-backed securities):      ----------------------------------------------------------------------------------
   a. Issued by U.S. Government agencies (1)  1289              0  1290              0  1291              4  1293              4 2.a
                                              ----------------------------------------------------------------------------------
   b. Issued by U.S. Government-sponsored     ----------------------------------------------------------------------------------
      agencies (2)                            1294              0  1295              0  1297        161,803  1298        168,515 2.b
                                              ----------------------------------------------------------------------------------
3. Securities issued by states and            ----------------------------------------------------------------------------------
   political subdivisions in the U.S.         8496              0  8497              0  8498        258,434  8499        281,431 3
                                              ----------------------------------------------------------------------------------

----------
(1) Includes Small Business Administration 'Guaranteed Loan Pool Certificates,' U.S. Maritime Administration obligations, and Export - Import Bank participation certificates.

(2) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, The Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
                                                                       RC-4
Legal Title of Bank
Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954     15
FDIC Certificate Number - 05208

SCHEDULE RC-B--CONTINUED

                                                          Held-to-maturity                        Available-for-sale
                                               ------------------------------------------------------------------------------
                                                      (Column A)          (Column B)          (Column C)          (Column D)
                                                    Amortized Cost        Fair Value        Amortized Cost       Fair  Value
                                               ------------------------------------------------------------------------------
                 Dollar Amounts in Thousands   RCFD  Bil/Mil/Thou   RCFD Bil/Mil/Thou  RCFD  Bil/Mil/Thou   RCFD Bil/Mil/Thou
-----------------------------------------------------------------------------------------------------------------------------
4. Mortgage-backed securities (MBS):
   a. Pass-through securities:
      (1) Guaranteed by GNMA                   1698              0  1699            0  1701        162,712  1702      173,882  4.a.1
                                               ------------------------------------------------------------------------------
      (2) Issued by FNMA and FHLMC             1703              0  1705            0  1706        268,778  1707      287,259  4.a.2
                                               ------------------------------------------------------------------------------
      (3) Other pass-through securities        1709              0  1710            0  1711              0  1713            0  4.a.3
                                               ------------------------------------------------------------------------------
   b. Other mortgage-backed securities
      (include CMOs, REMICs and stripped MBS):
      (1) Issued or guaranteed by FNMA,
       FHLMC, or GNMA                          1714              0  1715            0  1716        425,503  1717      434,109  4.b.1
                                               ------------------------------------------------------------------------------
      (2) Collateralized by MBS issued or
       guaranteed by FNMA, FHLMC, or GNMA      1718              0  1719            0  1731              3  1732            3  4.b.2
                                               ------------------------------------------------------------------------------
      (3) All other mortgage-backed securities 1733              0  1734            0  1735        153,000  1736      154,291  4.b.3
                                               ------------------------------------------------------------------------------
5. Asset-backed securities (ABS):
   a. Credit card receivables                  B838              0  B839            0  B840              0  B841            0  5.a
                                               ------------------------------------------------------------------------------
   b. Home equity lines                        B842              0  B843            0  B844              0  B845            0  5.b
                                               ------------------------------------------------------------------------------
   c. Automobile loans                         B846              0  B847            0  B848              0  B849            0  5.c
                                               ------------------------------------------------------------------------------
   d. Other consumer loans                     B850              0  B851            0  B852              0  B853            0  5.d
                                               ------------------------------------------------------------------------------
   e. Commercial and industrial loans          B854              0  B855            0  B856          2,463  B857        2,716  5.e
                                               ------------------------------------------------------------------------------
   f. Other                                    B858              0  B859            0  B860              0  B861            0  5.f
                                               ------------------------------------------------------------------------------
6. Other debt securities:
   a. Other domestic debt securities           1737              0  1738            0  1739         83,266  1741       91,560  6.a
                                               ------------------------------------------------------------------------------
   b. Foreign debt securities                  1742              0  1743            0  1744         47,278  1746       57,104  6.b
                                               ------------------------------------------------------------------------------
7. Investments in mutual funds and
   other equity securities with
   readily determinable fair values (1)                                                A510         13,996  A511       14,612  7
                                                                                       --------------------------------------
8. Total (sum of items 1 through 7) (total of
   Column A must equal Schedule RC item 2.a)
   (total of column D must equal Schedule RC,
   item 2.b)                                   1754              0  1771            0  1772      1,763,516  1773    1,865,480  8
                                               ------------------------------------------------------------------------------

--------
(1) Report Federal Reserve stock, Federal Home Loan Bank stock, and banker's bank stock in Schedule RC-F, item 4.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
                                                                       RC-5
Legal Title of Bank
Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954      16
FDIC Certificate Number - 05208

SCHEDULE RC-B--CONTINUED

MEMORANDA                                                                  Dollar Amounts in Thousands  RCFD  Bil/Mil/Thou
--------------------------------------------------------------------------------------------------------------------------
1. Pledged securities (1)                                                                               0416       141,254   M.1
                                                                                                        ------------------
2. Maturity and repricing data for debt securities (1 , 2) (excluding those in nonaccrual status):
   a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and
      mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of: (3,4)
      (1) Three months or less                                                                          A549       232,320   M.2.a.1
                                                                                                        ------------------
      (2) Over three months through 12 months                                                           A550        52,366   M.2.a.2
                                                                                                        ------------------
      (3) Over one year through three years                                                             A551        63,195   M.2.a.3
                                                                                                        ------------------
      (4) Over three years through five years                                                           A552       131,004   M.2.a.4
                                                                                                        ------------------
      (5) Over five years through 15 years                                                              A553       221,575   M.2.a.5
                                                                                                        ------------------
      (6) Over 15 years                                                                                 A554       100,864   M.2.a.6
                                                                                                        ------------------
   b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of: (3,5)
      (1) Three months or less                                                                          A555         2,959   M.2.b.1
                                                                                                        ------------------
      (2) Over three months through 12 months                                                           A556         3,458   M.2.b.2
                                                                                                        ------------------
      (3) Over one year through three years                                                             A557           125   M.2.b.3
                                                                                                        ------------------
      (4) Over three years through five years                                                           A558         1,584   M.2.b.4
                                                                                                        ------------------
      (5) Over five years through 15 years                                                              A559        71,140   M.2.b.5
                                                                                                        ------------------
      (6) Over 15 years                                                                                 A560       381,875   M.2.b.6
                                                                                                        ------------------
   c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS;
      exclude mortgage pass-through securities) with an expected average life of: (6)
      (1) Three years or less                                                                           A561       263,283   M.2.c.1
                                                                                                        ------------------
      (2) Over three years                                                                              A562       325,120   M.2.c.2
                                                                                                        ------------------
   d. Debt securities with a REMAINING MATURITY of one
      year or less (included in Memorandum items 2.a through 2.c above)                                 A248       166,389   M.2.d
                                                                                                        ------------------
3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date
   of sale or transfer)                                                                                 1778             0   M.3
                                                                                                        ------------------
4. Structured notes (included in the held-to-maturity and available-for-sale accounts in
   Schedule RC-B, items 2, 3, 5, and 6):
   a. Amortized cost                                                                                    8782             0   M.4.a
                                                                                                        ------------------
   b. Fair value                                                                                        8783             0   M.4.b
                                                                                                        ------------------

----------
(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.

(2) Exclude investments in mutual funds and other equity securities with readily determinable fair values.

(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by next repricing date.

(4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, 5, and 6, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.

(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.

(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
                                                                       RC-6
Legal Title of Bank
Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954      17
FDIC Certificate Number - 05208

SCHEDULE RC-C--LOANS AND LEASE FINANCING RECEIVABLES

PART I. LOANS AND LEASES

Do not deduct the allowance for loan and lease losses or the allocated transfer risk reserve from amounts reported in this schedule. Report (1) loans and leases held for sale at the lower of cost or market value and (2) loans and leases held for investment, net of unearned income. Exclude assets held for trading and commercial paper.

                                                                                   (Column A)           (Column B)
                                                                                  Consolidated           Domestic
                                                                                      Bank               Offices
                                                                           ------------------------------------------
                   Dollar Amounts In Thousands                             RCFD   Bil/Mil/Thou   RCON   Bil/Mil/Thou
---------------------------------------------------------------------------------------------------------------------
                                                                           ------------------------------------------
1. Loans secured by real estate                                            1410      25,143,331                        1
                                                                           ------------------------------------------
   a. Construction, land development, and other land loans                                       1415         230,758  1.a
                                                                                                 --------------------

   b. Secured by farmland (including farm residential                                            --------------------
      and other improvements)                                                                    1420          77,792  1.b
                                                                                                 --------------------
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4 family                                        --------------------
          residential properties and extended under lines of credit                              1797       1,145,725  1.c.1
                                                                                                 --------------------
      (2) Closed-end loans secured by 1-4 family residential
          properties:                                                                            --------------------
         (a) Secured by first liens                                                              5367      22,041,600  1.c.2.a
                                                                                                 --------------------
         (b) Secured by junior liens                                                             5368         863,581  1.c.2.b
                                                                                                 --------------------
   d. Secured by multifamily (5 or more) residential properties                                  1460          52,144  1.d
                                                                                                 --------------------
   e. Secured by nonfarm nonresidential properties                                               1480         731,731  1.e
                                                                                                 --------------------
2. Loans to depository institutions and acceptances of other banks:                              --------------------
   a. To commercial banks in the U.S.                                                            B531       3,295,418  2.a
                                                                           ------------------------------------------
      (1) To U.S. branches and agencies of foreign banks                   B532               0                        2.a.1
                                                                           --------------------
      (2) To other commercial banks in the U.S.                            B533       3,296,720                        2.a.2
                                                                           ------------------------------------------
   b. To other depository institutions in the U.S.                         B534               0  B534               0  2.b
                                                                           ------------------------------------------
   c. To banks in foreign countries                                                              B535           1,302  2.c
                                                                           ------------------------------------------
     (1) To foreign branches of other U.S. banks                           B536               0                        2.c.1
                                                                           --------------------
     (2) To other banks in foreign countries                               B537           1,362                        2.c.2
                                                                           ------------------------------------------
3. Loans to finance agricultural production and other loans to farmers     1590         166,064  1590         166,064  3
                                                                           ------------------------------------------
4. Commercial and industrial loans:
                                                                           ------------------------------------------
   a. To U.S. addressees (domicile)                                        1763       5,088,210  1763       5,088,210  4.a
                                                                           ------------------------------------------
   b. To non-U.S. addressees (domicile)                                    1764             900  1764               0  4.b
                                                                           ------------------------------------------
5. Not applicable.

6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
                                                                           ------------------------------------------
   a. Credit cards                                                         B538             620  B538             620  6.a
                                                                           ------------------------------------------
   b. Other revolving credit plans                                         B539         127,525  B539         127,525  6.b
                                                                           ------------------------------------------
   c. Other consumer loans (includes single payment, installment, and      ------------------------------------------
      all student loans                                                    2011       1,171,558  2011       1,171,558  6.c
                                                                           ------------------------------------------
7. Loans to foreign government and official institutions (including
   foreign central banks)                                                  2081               0  2081               0  7
                                                                           ------------------------------------------

8. Obligations (other than securities and leases) of states and            ------------------------------------------
   political subdivisions in the U.S.                                      2107          32,061  2107          32,061  8
                                                                           ------------------------------------------
9. Other loans                                                             1563         378,353                        9
                                                                           ------------------------------------------
   a. Loans for purchasing or carrying securities (secured and unsecured)                        1545         129,445  9.a
                                                                                                 --------------------
   b. All other loans (exclude consumer loans)                                                   1564         248,908  9.b
                                                                                                 --------------------
10. Lease financing receivables (net of unearned income)                                         2165       2,964,781  10
                                                                           ------------------------------------------
   a. Of U.S. addressees (domicile)                                        2182       2,964,781                        10.a
                                                                           --------------------
   b. Of non-U.S. addressees (domicile)                                    2183               0                        10.b
                                                                           ------------------------------------------
11. LESS: Any unearned income on loans reflected in items 1-9 above        2123               0  2123               0  11
                                                                           ------------------------------------------
12. Total loans and leases, net of unearned income (sum of items 1
    through 10 minus item 11) (total of column A must equal Schedule       ------------------------------------------
    RC, item 4.a and 4.b)                                                  2122      38,371,485  2122      38,369,223  12
                                                                           ------------------------------------------

WELLS FARGO BANK MINNESOTA. N.A.                                      FFIEC 031
                                                                      RC-7
Legal Title of Bank

Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954      18
FDIC Certificate Number - 05208

SCHEDULE RC-C--CONTINUED

PART I. CONTINUED

Memoranda                                            Dollar Amounts in Thousands  RCFD   Bil/Mil/Thou
------------------------------------------------------------------------------------------------------
1. Loans and Leases restructured and in compliance with modified terms (included in Schedule RC-C, part I, and not reported as past due or nonaccrual in
   Schedule RC-N, Memorandum item 1) (exclude loans secured by 1-4 family
   residential properties and loans to individuals for household, family, and     --------------------
   other personal expenditures)                                                   1616               0  M.1
                                                                                  --------------------
2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
   a. Closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I,
      item 1.c.(2)(a), column B) with a remaining maturity or next repricing      ----
      date of: (1, 2)                                                             RCON
                                                                                  --------------------
      (1) Three months or less                                                    A564      19,867,431  M.2.a.1
                                                                                  --------------------
      (2) Over three months through 12 months                                     A565         468,548  M.2.a.2
                                                                                  --------------------
      (3) Over one year through three years                                       A566          32,121  M.2.a.3
                                                                                  --------------------
      (4) Over three years through five years                                     A567          77,561  M.2.a.4
                                                                                  --------------------
      (5) Over five years through 15 years                                        A568       1,131,005  M.2.a.5
                                                                                  --------------------
      (6) Over 15 years                                                           A569         445,553  M.2.a.6
                                                                                  --------------------
   b. All loans and leases (reported in Schedule RC-C, part I, items 1 through
      10, column A) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule
      RC-C, part I item 1.c.(2)(a), column B) with a remaining maturity or next   ----
      repricing date of: (1 ,3)                                                   RCFD
                                                                                  --------------------
      (1) Three months or less                                                    A570       7,867,465  M.2.b.1
                                                                                  --------------------
      (2) Over three months through 12 months                                     A571       1,156,859  M.2.b.2
                                                                                  --------------------
      (3) Over one year through three years                                       A572       2,432,839  M.2.b.3
                                                                                  --------------------
      (4) Over three years through five years                                     A573       2,087,061  M.2.b.4
                                                                                  --------------------
      (5) Over five years through 15 years                                        A574       1,656,750  M.2.b.5
                                                                                  --------------------
      (6) Over 15 years                                                           A575         951,727  M.2.b.6
                                                                                  --------------------

   c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10,
      column A) with a REMAINING MATURITY of one year or less (excluding those    --------------------
      in nonaccrual status)                                                       A247      24,649,000  M.2.c
                                                                                  --------------------
3. Loans to finance commercial real estate, construction, and land development
   activities (not secured by real estate) included in Schedule RC-C, part I,     --------------------
   items 4 and 9, column A (4)                                                    2746         153,008  M.3
                                                                                  --------------------
4. Adjustable rate closed-end loans secured by first liens on 1-4 family          RCON
   residential properties in domestic offices (included in Schedule RC-C,         --------------------
   Part I, item 1.c.(2)(a), column B)                                             5370       5,041,991  M.4
                                                                                  --------------------
5. Loans secured by real estate to non-U.S. addresses (domicile) (included        RCFD
   in Schedule RC-C, part I, item 1, column A)                                    --------------------
                                                                                  B837               0  M.5
                                                                                  --------------------
6) MEMORANDUM ITEM 6 IS TO BE COMPLETED BY BANKS THAT (1) TOGETHER WITH
   AFFILIATED INSTITUTIONS, HAVE OUTSTANDING CREDIT CARD RECEIVABLES (AS DEFINED
   IN THE INSTRUCTIONS) THAT EXCEED $500 MILLION AS OF THE REPORT DATE OR (2)
   ARE CREDIT CARD SPECIALTY BANKS AS DEFINED FOR UNIFORM BANK PERFORMANCE
   REPORT PURPOSES.
   OUTSTANDING CREDIT CARD FEES AND FINANCE CHARGES INCLUDED IN SCHEDULE RC-C,    --------------------
   PART I. ITEM 6.A., COLUMN A                                                    C391               0  M.6
                                                                                  --------------------

----------------

(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date.

(2) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, item 1.c.(2)(a), column C must equal total closed-end loans secured by first liens on 1-4 family residential properties from. Schedule RC-C, part I, item 1.c.(2)(a), column B.

(3) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total loans and leases from Schedule RC-C, Part I, sum of items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part I, item 1.c.(2)(a), column B.

(4)   Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
                                                                       RC-7a
Legal Title of Bank
Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954        18a
FDIC Certificate Number - 05208

SCHEDULE RC-C--CONTINUED

PART II. LOANS TO SMALL BUSINESSES AND SMALL FARMS

SCHEDULE RC-C, PART II IS TO BE REPORTED ONLY WITH THE JUNE REPORT OF CONDITION.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

LOANS TO SMALL BUSINESSES

1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule RC-C, part I, item i.e, column B, and all or substantially all of the dollar volume of your bank's "Commercial and industrial loans to U.S. addressees" in domestic offices reported in Schedule RC-C, part I, item 4.a, column B, have original amounts of $100,000 or less (If your bank has no loans outstanding in BOTH of these two loan categories, place an "X" in the box marked "NO.")
                                                                --------------
                                                                RCON  YES / NO
                                                                --------------
                                                                6999     NO    1
                                                                --------------

If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5. If NO and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5. If NO and your bank has no loans outstanding in both loan categories, skip items 2 through 4, and go to item 5.

2. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:

a. "Loans secured by nonfarm nonresidential properties" in domestic offices          Number
   reported in Schedule RC-C, part I, item 1.e, column B (Note: Item 1.e,     RCON  of Loans
   column B, divided by the number of loans should NOT exceed $100,000.)      --------------
                                                                              5562    N/A     2.a
                                                                              --------------
b. "Commercial and industrial loans to U.S. addressees" in domestic offices
   reported in Schedule RC-C, part I, item 4.a, column B (Note: Item 4.a,     --------------
   column B, divided by the number of loans should NOT exceed $100,000.)      5563    N/A     2.b
                                                                              --------------

                                                                                                        (Column B)
                                                                                  (Column A)              Amount
                                                                                    Number               Currently
                                                 Dollar Amounts In Thousands       of Loans             Outstanding
--------------------------------------------------------------------------------------------------------------------
                                                                                  RCON          RCON   Bil/Mil/Thou
                                                                                  ----          --------------------
3. Number and amount currently outstanding of "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule RC-C, part I, item 1.e, column B (sum of items 3.a through 3.c must be less than or
   equal to Schedule RC-C, part I, item 1.e, column B):                           ----------------------------------
   a. With original amounts of $100,000 or less                                   5564     790  5565          34,187  3.a
                                                                                  ----------------------------------
   b. With original amounts of more than $100,000 through $250,000                5566     738  5567         104,465  3.b
                                                                                  ----------------------------------
   c. With original amounts of more than $250,000 through $1,000,000              5568     820  5569         335,317  3.c
                                                                                  ----------------------------------
4. Number and amount currently outstanding of "Commercial and industrial loans to U.S addressees" in domestic offices reported in Schedule RC-C, part I, item 4.a, column B (sum of items 4.a through 4.c must be less than or equal
   to Schedule RC-C, part I, item 4.a, column B):                                 ----------------------------------
  a. With original amounts of $ 100,000 or less                                   5570  15,259  5571         444,923  4.a
                                                                                  ----------------------------------
  b. With original amounts of more than $100,000 through $250,000                 5572   6,619  5573         668,502  4.b
                                                                                  ----------------------------------
  c. With original amounts of more than $250,000 through $1,000,000               5574   4,968  5575       1,468,083  4.c
                                                                                  ----------------------------------

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
                                                                       RC-7b
Legal Title of Bank
Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954      18b
FDIC Certificate Number - 05208

SCHEDULE RC-C--CONTINUED

PART II. CONTINUED

AGRICULTURAL LOANS TO SMALL FARMS

5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported in
   Schedule RC-C, part I, item 1.b, column B, and all or substantially all of
   the dollar volume of your bank's "Loans to finance agricultural production     --------------
   and other loans to farmers" in domestic offices reported in Schedule RC-C,     RCON  YES / NO
   part I, item 3, column B, have original amounts of $100,000 or less (If your   --------------
   bank has no loans outstanding in BOTH of these two loan categories, place an   6860     NO       5
   "X" in the box marked "NO.")                                                   --------------

If YES, complete items 6.a and 6.b below, and do not complete items 7 and 8. If NO, and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below. If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.

                                                                                     Number of
                                                                                       Loans
                                                                                  ---------------
6. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:
  a. "Loans secured by farmland (including farm residential and other
     improvements)" in domestic offices reported in Schedule RC-C, part I, item   RCON
     1.b, column B (Note: Item 1.b, column B, divided by the number of loans      ---------------
     should NOT exceed $100,000.)                                                 5576      N/A     6.a
  b. "Loans to finance agricultural production and other loans to farmers" in     ---------------
     domestic offices reported in Schedule RC-C, part I, item 3, column B (Note:
     Item 3, column B, divided by the number of loans should NOT exceed           ---------------
     $100,000.)                                                                   5577      N/A     6.b
                                                                                  ---------------

                                                                                                      (Column B)
                                                                                    (Column A)          Amount
                                                                                      Number           Currently
                                                  Dollar Amounts In Thousands        of Loans         Outstanding
--------------------------------------------------------------------------------------------------------------------
                                                                                  RCON          RCON   Bil/Mil/Thou
                                                                                  ----          --------------------
7. Number and amount currently outstanding of "Loans secured by farmland
   (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B (sum of items 7.a through 7.c must be less than or equal to Schedule RC-C, part I, item 1.b,
   column B):                                                                     ----------------------------------
  a. With original amounts of $100,000 or less                                    5578     362  5579          15,051  7.a
                                                                                  ----------------------------------
  b. With original amounts of more than $100,000 through $250,000                 5580     191  5581          24,692  7.b
                                                                                  ----------------------------------
  c. With original amounts of more than $250,000 through $500,000                 5582      56  5583          15,846  7.c
                                                                                  ----------------------------------
8. Number and amount currently outstanding of "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in
   Schedule RC-C, part I, item 3, column B, (sum of items 8.a through 8.c must
   be less than or equal to Schedule RC-C, part I, item 3 column B):              ----------------------------------
  a. With original amounts of $100,000 or less                                    5584   1,529  5585          41,028  8.a
                                                                                  ----------------------------------
  b. With original amounts of more than $100,000 through $250,000                 5586     384  5587          47,338  8.b
                                                                                  ----------------------------------
  c. With original amounts of more than $250,000 through $500,000                 5588     138  5589          38,445  8.c
                                                                                  ----------------------------------

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC 031
                                                                      RC-8
Legal Title of Bank
Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954    19
FDIC Certificate Number - 05208

SCHEDULE RC-D--TRADING ASSETS AND LIABILITIES

SCHEDULE RC-D IS TO BE COMPLETED BY BANKS THAT REPORTED AVERAGE TRADING ASSETS (SCHEDULE RC-K, ITEM 7) OF $2 MILLION OR MORE FOR ANY QUARTER OF THE PRECEDING YEAR.

                                                              Dollar Amounts In Thousands   RCON   Bil/Mil/Thou
----------------------------------------------------------------------------------------------------------------
ASSETS
                                                                                            --------------------
1.  U.S. Treasury securities in domestic offices                                            3531               0  1
                                                                                            --------------------
2.  U.S. Government agency obligations in domestic offices (exclude
                                                                                            --------------------
    mortgage-backed securities)                                                             3532               0  2
                                                                                            --------------------
3.  Securities issued by states and political subdivisions in the U.S. in domestic offices  3533               0  3
                                                                                            --------------------
4.  Mortgage-backed securities (MBS) in domestic offices:
                                                                                            --------------------
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA                 3534         389,868  4.a
                                                                                            --------------------
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or
                                                                                            --------------------
       GNMA (include CMOs, REMICs, and stripped MBS)                                        3535               0  4.b
                                                                                            --------------------
    c. All other mortgage-backed securities                                                 3536               0  4.c
                                                                                            --------------------
5.  Other debt securities in domestic offices                                               3537               0  5
                                                                                            --------------------
6.  - 8. Not applicable
                                                                                            --------------------
9.  Other trading assets in domestic offices                                                3541               0  9
                                                                                            --------------------
                                                                                            RCFN
10. Trading assets in foreign offices                                                       --------------------
                                                                                            3542               0  10
                                                                                            --------------------
11. Revaluation gains on derivative contracts:                                              RCON
                                                                                            --------------------
    a. In domestic offices                                                                  3543          50,179  11.a
                                                                                            --------------------
                                                                                            RCFN
                                                                                            --------------------
    b. In foreign offices                                                                   3543               0  11.b
                                                                                            --------------------
                                                                                            RCFD
                                                                                            --------------------
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)       3545         440,047  12
                                                                                            --------------------

                                                                                            RCFD   Bil\Mil\Thou
                                                                                            --------------------
LIABILITIES
13. Liability for short positions                                                           3546               0  13
                                                                                            --------------------
14. Revaluation losses on derivative contracts                                              3547          50,296  14
                                                                                            --------------------
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15)    3548          50,296  15
                                                                                            --------------------

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
                                                                       RC-9
Legal Title of Bank
Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954       20
FDIC Certificate Number - 05208

SCHEDULE RC-E--DEPOSIT LIABILITIES

PART I. DEPOSITS IN DOMESTIC OFFICES

                                                                                                          Nontransaction
                                                                 Transaction Accounts                        Accounts
                                                   --------------------------------------------------------------------------
                                                         (Column A)               (Column B)                (Column C)
                                                           Total                  Memo: Total                  Total
                                                         transaction                demand                nontransaction
                                                           accounts                deposits                  accounts
                                                      (including total           (included in               (including
                                                      demand deposits)             column A)                  MMDAs)
                                                   --------------------------------------------------------------------------
                      Dollar Amounts in Thousands  RCON      Bil/Mil/Thou  RCON        Bil/Mil/Thou  RCON        Bil/Mil/Thou
-----------------------------------------------------------------------------------------------------------------------------
Deposits of:
1. Individuals, partnerships and corporations      ----------------------                            ------------------------
   (include all certified and official checks)     B549         3,127,206                            B550          32,880,223   1
                                                   --------------------------------------------------------------------------
2. U.S. Government                                 2202                34                            2520               1,493   2
                                                   --------------------------------------------------------------------------
3. States and political subdivisions in the U.S.   2203            47,329                            2530             437,617   3
                                                   --------------------------------------------------------------------------
4. Commercial banks and other depository           ----------------------                            ------------------------
   institutions in the U.S.                        B551           382,516                            B552                   0   4
                                                   --------------------------------------------------------------------------
5. Banks in foreign countries                      2213                 0                            2236                   0   5
                                                   --------------------------------------------------------------------------
6. Foreign governments, and official institutions  ----------------------                            ------------------------
   (including foreign central banks)               2216                 0                            2377                   0   6
                                                   --------------------------------------------------------------------------
7. Total (sum of items 1 through 6) (sum of
   columns A and C must equal Schedule RC,         --------------------------------------------------------------------------
   item 13. a)                                     2215         3,557,085  2210           3,243,766  2385          33,319,333   7
                                                   --------------------------------------------------------------------------

 Memoranda                                           Dollar Amounts in Thousands     RCON         Bil/Mil/Thou
--------------------------------------------------------------------------------------------------------------
 1. Selected components of total deposits (i.e., sum of item 7,
    columns A and C):                                                                -------------------------
     a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts          6835              486,333   M.1.a
                                                                                     -------------------------
     b. Total brokered deposits                                                      2365                9,997   M.1.b
                                                                                     -------------------------
     c. Fully insured brokered deposits (included in Memorandum item 1.b
        above):                                                                      -------------------------
        (1) Issued in denominations of less than $100,000                            2343                    0   M.1.C.1
                                                                                     -------------------------
        (2) Issued either in denominations of $100,000 or in denominations
            greater than $100,000 and participated out by the broker in shares       -------------------------
            of $100,000 or less                                                      2344                    0   M.1.C.2
                                                                                     -------------------------
     d. Maturity data for brokered deposits:
        (1) Brokered deposits issued in denominations of less than $100,000 with
            a remaining maturity of one year or less (included in Memorandum         -------------------------
            item 1.c.(1) above)                                                      A243                    0   M.1.d.1
                                                                                     -------------------------
        (2) Brokered deposits issued in denominations of $100,000 or more with a
            remaining maturity of one year or less (included in Memorandum item      -------------------------
            1.b above)                                                               A244                9,997   M.1.d.2
                                                                                     -------------------------
     e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or
        collaterlized as required under state law) (TO BE COMPLETED FOR THE          -------------------------
        DECEMBER REPORT ONLY)                                                        5590                  N/A   M.1.e
                                                                                     -------------------------
 2.  Components of total nontransaction accounts (sum of Memorandum items
     2.a through 2.c must equal item 7, column C, above):
     a. Savings deposits:                                                            -------------------------
        (1) Money market deposit accounts (MMDAs)                                    6810            7,838,085   M.2.a.1
                                                                                     -------------------------
        (2) Other savings deposits (excludes MMDAs)                                  0352           23,680,506   M.2.a.2
                                                                                     -------------------------
     b. Total time deposits of less than $100,000                                    6648            1,518,698   M.2.b
                                                                                     -------------------------
     c. Total time deposits of $100,000 or more                                      2604              282,044   M.2.c
                                                                                     -------------------------

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
                                                                       RC-10
Legal Title of Bank
Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954      21
FDIC Certificate Number - 05208

SCHEDULE RC-E--CONTINUED

Part I. Continued

 Memoranda (continued)                               Dollar Amounts in Thousands     RCON   Bil/Mil/Thou
--------------------------------------------------------------------------------------------------------
3. Maturity and repricing data for time deposits of less than $100,000:
   a. Time deposits of less than $100,000 with a remaining maturity or next
      repricing date of (1,2)                                                        -------------------
      (1) Three months or less                                                       A579        248,051    M.3.a.1
                                                                                     -------------------
      (2) Over three months through 12 months                                        A580        475,071    M.3.a.2
                                                                                     -------------------
      (3) Over one year through three years                                          A581        580,254    M.3.a.3
                                                                                     -------------------
      (4) Over three years                                                           A582        215,322    M.3.a.4
                                                                                     -------------------
   b. Time deposits of less than $100,000 with a REMAINING MATURITY of one year      -------------------
      or less (included in Memorandum items 3.a.(1) and 3.a.(2) above) (3)           A241        723,122    M.3.b
                                                                                     -------------------
4. Maturity and repricing data for time deposits of $100,000 or more:
   a. Time deposits of $100,000 or more with a remaining maturity or next
      repricing date of (1,4)                                                        -------------------
      (1) Three months or less                                                       A584         58,741    M.4.a.1
                                                                                     -------------------
      (2) Over three months through 12 months                                        A585         68,435    M.4.a.2
                                                                                     -------------------
      (3) Over one year through three years                                          A586         86,025    M.4.a.3
                                                                                     -------------------
      (4) Over three years                                                           A587         68,843    Mil M.4.a.4
                                                                                     -------------------
   b. Time deposits of $100,000 or more with a REMAINING MATURITY of one year        -------------------
      or less (included in Memorandum items 4.a.(1) and 4.a.(2) above) (3)           A242        127,176    M.4.b
                                                                                     -------------------

----------
(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.

(2) Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC-E Memorandum item 2.b.

(3) Report both fixed and floating rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.

(4) Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC-E, Memorandum item 2.c.

PART II. DEPOSITS IN FOREIGN OFFICES (INCLUDING EDGE AND AGREEMENT SUBSIDIARIES AND IBFs)

                                                  Dollar Amounts in Thousands   RCFN         Bil/Mil/Thou
---------------------------------------------------------------------------------------------------------
Deposits of:
1.  Individuals, partnerships, and corporations (include all certified          -------------------------
    and official checks)                                                        B553              311,835    1
                                                                                -------------------------
2.  U.S. banks (including IBFs and foreign branches of U.S. banks)              -------------------------
    and other U.S. depository institutions                                      B554            4,440,068    2
                                                                                -------------------------
3.  Foreign banks (including U.S. branches and agencies of foreign banks,       -------------------------
    including their IBFs)                                                       2625              106,385    3
                                                                                -------------------------
4.  Foreign governments and official institutions (including foreign            -------------------------
    central banks)                                                              2650                    0    4
                                                                                -------------------------
5.  U.S. Government and states and political subdivisions in the U.S.           B555                    0    5
                                                                                -------------------------
6.  Total (sum of items 1 through 5) (must equal Schedule RC, item 13.b)        2200            4,858,288    6
                                                                                -------------------------

Memorandum                                       Dollar Amounts in Thousands    RCFN         Bil/Mil/Thou
---------------------------------------------------------------------------------------------------------
1.  Time deposits with a remaining maturity of one year or less (included in    -------------------------
    Part II, item 6 above)                                                      A245            4,853,935    M.1
                                                                                -------------------------

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
                                                                       RC-11
Legal Title of Bank
Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954     22
FDIC Certificate Number - 05208

SCHEDULE RC-F--OTHER ASSETS

                                                 Dollar Amounts in Thousands    RCFD         Bil/Mil/Thou
---------------------------------------------------------------------------------------------------------
1.  Accrued interest receivable (1)                                             B556              128,326    1
                                                                                -------------------------
2.  Net deferred tax assets (2)                                                 2148                    0    2
                                                                                -------------------------
3.  Interest-only strips receivable (not in the
    form of a security) (3) on:                                                 -------------------------
    a. Mortgage loans                                                           A519                    0    3.a
                                                                                -------------------------
    b. Other financial assets                                                   A520                    0    3.b
                                                                                -------------------------
4.  Equity securities that DO NOT have readily
    determinable fair values (4)                                                1752              421,618    4
                                                                                -------------------------
5.  All other assets (itemize and describe amounts
    greater than $25,000 that exceed 25% of                                     -------------------------
    this item)                                                                  2168              829,907    5
                                                                                -------------------------
            TEXT
                                                      ----------------------
    a.      Prepaid expenses                          2166                 0                                 5.a
      ----------------------------------------------------------------------
    b.      Cash surrender value of life insurance    C009           547,287                                 5.b
      ----------------------------------------------------------------------
    c.      Repossessed personal property
            (including vehicles)                      1578                 0                                 5.c
      ----------------------------------------------------------------------
    d.      DERIVIATIVES WITH A POSITIVE FAIR
            VALUE HELD FOR PURPOSES OTHER THAN
            TRADING                                   C010                 0                                 5.d
      ----------------------------------------------------------------------
    e.      RETAINED INTERESTS IN ACCRUED
            INTEREST RECEIVABLE RELATED TO
            SECURITIZED CREDIT CARDS                  C436                 0                                 5.e
      ----------------------------------------------------------------------
    f. 3549 Operating Leases                          3549           127,580                                 5.f
      ----------------------------------------------------------------------
    g. 3550                                           3550               N/A                                 5.g
      ----------------------------------------------------------------------
    h. 3551                                           3551               N/A                                 5.h
      ----------------------------------------------------------------------
6.  Total (sum of items 1 through 5) (must equal                                -------------------------
    Schedule RC, item 11)                                                       2160            1,379,851    6
                                                                                -------------------------

SCHEDULE RC-G--OTHER LIABILITIES

                                                 Dollar Amounts in Thousands    RCON         Bil/Mil/Thou
---------------------------------------------------------------------------------------------------------
1. a. Interest accrued and unpaid on deposits in
      domestic offices(5)                                                       3645               19,061    1.a
                                                                                -------------------------
   b. Other expenses accrued and unpaid (includes                               RCFD
                                                                                -------------------------
      accrued income taxes payable)                                             3646              267,487    1.b
                                                                                -------------------------
2. Net deferred tax liabilities (2)                                             3049              520,361    2
                                                                                -------------------------
3. Allowance for credit losses on off-balance
   sheet credit exposures                                                       B557                    0    3
                                                                                -------------------------
4. All other liabilities (itemize and describe
   amounts greater than $25,000 that exceed 25% of                              -------------------------
   this item)                                                                   2938              384,933    4
                                                                                -------------------------
           TEXT
   a.      Accounts payable                           3066                 0                                 4.a
     -----------------------------------------------------------------------
   b.      Deferred compensation liabilities          C011                 0                                 4.b
     -----------------------------------------------------------------------
   c.      Dividends declared but not yet payable     2932                 0                                 4.c
     -----------------------------------------------------------------------
   d.      Derivatives with a negative fair value
           held for purposes other than trading       C012                 0                                 4.d
     -----------------------------------------------------------------------
   e. 3552 Intercompany Payables                      3552           305,201                                 4.e
     -----------------------------------------------------------------------
   f. 3553                                            3553               N/A                                 4.f
     -----------------------------------------------------------------------
   g. 3554                                            3554               N/A                                 4.g
     -----------------------------------------------------------------------    -------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20)           2930            1,191,842    5
                                                                                -------------------------

------
(1) Include accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets.

(2) See discussion of deferred income taxes in Glossary entry on "income taxes."

(3) Report interest-only strips receivable in the form of a security as available-for sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.

(4) Include Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock

(5)  For savings banks, includes "dividends" accrued and unpaid on deposits.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
                                                                       RC-12
Legal Title of Bank
Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954
FDIC Certificate Number - 05208                                            23

SCHEDULE RC-H--SELECTED BALANCE SHEET ITEMS FOR DOMESTIC OFFICES

                                                                                          Domestic
                                                                                          Offices
                                                                                 -------------------------
                                                 Dollar Amounts in Thousands     RCON         Bil/Mil/Thou
----------------------------------------------------------------------------------------------------------
1. Customers' liability to this bank on acceptances outstanding                  2155                2,682   1
                                                                                 -------------------------
2. Bank's liability on acceptances executed and outstanding                      2920                2,682   2
                                                                                 -------------------------
3. Securities purchased under agreements to resell                               B989              117,205   3
                                                                                 -------------------------
4. Securities sold under agreements to repurchase                                B995              286,212   4
                                                                                 -------------------------
5. Other borrowed money                                                          3190            6,717,939   5
                                                                                 -------------------------
   EITHER
                                                                                 -------------------------
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs   2163                  N/A   6
                                                                                 -------------------------
   OR
                                                                                 -------------------------
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs     2941            4,782,349   7
                                                                                 -------------------------
8. Total assets (excludes net due from foreign offices, Edge and Agreement       -------------------------
   subsidiaries, and IBFs)                                                       2192           54,777,566   8
                                                                                 -------------------------
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement    -------------------------
   subsidiaries, and IBFs)                                                       3129           46,490,856   9
                                                                                 -------------------------

IN ITEMS 10-17 REPORT THE AMORTIZED (HISTORICAL) COST OF BOTH HELD-TO-MATURITY AND AVAILABLE-FOR-SALE SECURITIES IN DOMESTIC OFFICES.

                                                                                 -------------------------
                                                  Dollar Amounts in Thousands    RCON         Bil/Mil/Thou
----------------------------------------------------------------------------------------------------------
10. U.S. Treasury securities                                                     1039              186,276   10
                                                                                 -------------------------
11. U.S. Government agency obligations (exclude mortgage-backed securities)      1041              161,807   11
                                                                                 -------------------------
12. Securities issued by states and political subdivisions in the U.S.           1042              258,434   12
                                                                                 -------------------------
13. Mortgage-backed securities (MBS):
    a. Pass-through securities:                                                  -------------------------
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA                          1043              431,490   13.a.1
                                                                                 -------------------------
       (2) Other pass-through securities                                         1044                    0   13.a.2
                                                                                 -------------------------
    b. Other mortgage-backed securities (include CMOs, REMICs, and stripped
       MBS):                                                                     -------------------------
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA                          1209              425,503   13.b.1
                                                                                 -------------------------
       (2) All other mortgage-backed securities                                  1280              153,003   13.b.2
                                                                                 -------------------------
14. Other domestic debt securities (include domestic asset-backed securities)    1281               85,729   14
                                                                                 -------------------------
15. Foreign debt securities (include foreign asset-backed securities)            1282               47,278   15
                                                                                 -------------------------
16. Investments in mutual funds and other equity securities with readily         -------------------------
    determinable fair values                                                     A510               13,996   16
                                                                                 -------------------------
17. Total amortized (historical) cost of both held-to-maturity and               -------------------------
    available-for-sale securities (sum of items 10 through 16)                   1374            1,763,516   17
                                                                                 -------------------------
                                                                                 -------------------------
18. Equity securities that do not have readily determinable fair values          1752              421,618   18
                                                                                 -------------------------

 SCHEDULE RC-I--SELECTED ASSETS AND LIABILITIES OF IBFs

 TO BE COMPLETED ONLY BY BANKS WITH IBFs AND OTHER "FOREIGN" OFFICES.

                                                  Dollar Amounts in Thousands    RCFN         Bil/Mil/Thou
----------------------------------------------------------------------------------------------------------

 1. Total IBF assets of the consolidated bank (component of Schedule RC,         -------------------------
    item 12)                                                                     2133                    0   1
                                                                                 -------------------------
2.  Total IBF liabilities (component of Schedule RC, item 21)                    2898                    0   2
                                                                                 -------------------------

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
                                                                       RC-13
Legal Title of Bank
Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954    24
FDIC Certificate Number - 05208

SCHEDULE RC-K--QUARTERLY AVERAGES (1)

                                                        Dollar Amounts in Thousands         RCFD  Bil/Mil/Thou
--------------------------------------------------------------------------------------------------------------
ASSETS
                                                                                            ------------------
1. Interest-bearing balances due from depository institutions                               3381        53,603  1
                                                                                            ------------------
2. U.S. Treasury securities and U.S. Government agency obligations (2)
                                                                                            ------------------
   (excluding mortgage-backed securities)                                                   B558       397,911  2
                                                                                            ------------------
3. Mortgage-backed securities (2)                                                           B559     1,019,080  3
                                                                                            ------------------
4. All other securities (2, 3)(includes securities issued by states
                                                                                            ------------------
   and political subdivisions in the U.S.)                                                  B560       416,515  4
                                                                                            ------------------
5. Federal funds sold and securities purchased under agreements to resell                   3365    11,006,253  5
                                                                                            ------------------
6. Loans:
                                                                                            ----
   a. Loans in domestic offices:                                                            RCON
                                                                                            ------------------
      (1) Total loans                                                                       3360    37,014,891  6.a.1
                                                                                            ------------------
      (2) Loans secured by real estate                                                      3385    26,913,550  6.a.2
                                                                                            ------------------
      (3) Loans to finance agricultural production and other loans to farmers               3386       169,671  6.a.3
                                                                                            ------------------
      (4) Commercial and industrial loans                                                   3387     4,967,384  6.a.4
                                                                                            ------------------
      (5) Loans to individuals for household, family, and other personal expenditures:
                                                                                            ------------------
          (a) Credit cards                                                                  B561           147  6.a.5.a
                                                                                            ------------------
          (b) Other (includes single payment, installment, all student                      ------------------
              loans, and revolving credit plans other than credit cards)                    B562     1,331,041  6.a.5.b
                                                                                            ------------------
                                                                                            RCFN
   b. Total loans in foreign offices, Edge and Agreement subsidiaries,                      ------------------
      and IBFs                                                                              3360         1,243  6.b
                                                                                            ------------------
                                                                                            RCFD
                                                                                            ------------------
7. Trading assets                                                                           3401       127,519  7
                                                                                            ------------------
8. Lease financing receivables (net of unearned income)                                     3484     2,954,770  8
                                                                                            ------------------
9. Total assets (4)                                                                         3368    55,896,878  9
                                                                                            ------------------
LIABILITIES
                                                                                            ----
10. Interest-bearing transaction accounts in domestic (NOW accounts, ATS                    RCON
    accounts, and telephone and preauthorized transfer accounts) (exclude                   ------------------
    demand deposits)                                                                        3485       317,699  10
                                                                                            ------------------
11. Nontransaction accounts in domestic offices:
                                                                                            ------------------
    a. Savings deposits (includes MMDAs)                                                    B563    33,002,446  11.a
                                                                                            ------------------
    b. Time deposits of $100,000 or more                                                    A514       304,031  11.b
                                                                                            ------------------
    c. Time deposits of less than $100,000                                                  A529     1,543,081  11.c
                                                                                            ------------------
                                                                                            RCFN
                                                                                            ------------------
12. Interest-bearing deposits in foreign offices, Edge and Agreement
    subsidiaries, and IBFs                                                                  3404     5,249,355  12
                                                                                            ------------------
                                                                                            RCFD
13. Federal funds purchased and securities sold under agreements to repurchase              ------------------
                                                                                            3353     2,202,863  13
                                                                                            ------------------
14. Other borrowed money
                                                                                            ------------------
    (includes mortgage indebtedness and obligations under capitalized leases)               3355     5,961,955  14
                                                                                            ------------------

------------------------
(1) For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter).

(2) Quarterly averages for all debt securities should be based on amortized cost.

(3) Quarterly averages for all equity securities should be based on historical cost.

(4) The quarterly averages for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
                                                                       RC-14
Legal Title of Bank
Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954         25
FDIC Certificate Number - 05208

SCHEDULE RC-L--DERIVATIVES AND OFF-BALANCE SHEET ITEMS

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                Dollar Amounts in
                                                                                    Thousands      RCFD   Bil/Mil/Thou
-----------------------------------------------------------------------------------------------------------------------
 1. Unused commitments:
    a. Revolving, open-end lines secured by 1-4 family residential                                 --------------------
       properties, e.g., home equity lines                                                         3814       1,898,778   1.a
                                                                                                   --------------------
    b. Credit card lines                                                                           3815               0   1.b
                                                                                                   --------------------
    c. Commercial real estate, construction, and land development:
                                                                                                   --------------------
       (1) Commitments to fund loans secured by real estate                                        3816         104,752   1.c.1
                                                                                                   --------------------
       (2) Commitments to fund loans not secured by real estate                                    6550          83,555   1.c.2
                                                                                                   --------------------
    d. Securities underwriting                                                                     3817               0   1.d
                                                                                                   --------------------
    e. Other unused commitments                                                                    3818       1,454,720   1.e
                                                                                                   --------------------
 2. Financial standby letters of credit and foreign office guarantees                              3819          55,484   2
                                                                                ---------------------------------------
    a. Amount of financial standby letters of credit conveyed to others         3820          646                         2.a
                                                                                ---------------------------------------
 3. Performance standby letters of credit and foreign office guarantees                            3821         461,996   3.
                                                                                ---------------------------------------
    a. Amount of performance standby letters of credit conveyed to others       3822        6,413                         3.a
                                                                                ---------------------------------------
 4. Commercial and similar letters of credit                                                       3411          33,904   4
                                                                                                   --------------------

 5. Participations in acceptances (as described in the instructions)                               --------------------
    conveyed to others by the reporting bank                                                       3428               0   5
                                                                                                   --------------------

 6. Securities lent (including customers' securities lent where the customer                       --------------------
    is indemnified against loss by the reporting bank)                                             3433         985,355   6
                                                                                                   --------------------
 7. Credit derivatives:
    a. Notional amount of credit derivatives on which the reporting bank                           --------------------
       is the guarantor                                                                            A534               0   7.a
                                                                                                   --------------------
       (1) Gross positive fair value                                                               C219               0   7.a.1
                                                                                                   --------------------
       (2) Gross negative fair value                                                               C220               0   7.a.2
                                                                                                   --------------------
    b. Notional amount of credit derivatives on which the reporting bank is
       the beneficiary                                                                             A535               0   7.b
                                                                                                   --------------------
       (1) Gross positive fair value                                                               C221               0   7.b.1
                                                                                                   --------------------
       (2) Gross negative fair value                                                               C222               0   7.b.2
                                                                                                   --------------------
 8. Spot foreign exchange contracts                                                                8765              49   8
                                                                                                   --------------------
 9. All other off-balance sheet liabilities (exclude derivatives) (itemize
    and describe each component of this item over 25% of Schedule RC, item 28,                     --------------------
    "Total equity capital")                                                                        3430       3,072,437   9
                                                                                                   --------------------
             TEXT
                                                                                -----------------
    a.       Securities borrowed                                                3432    3,072,437                         9.a
       ------------------------------------------------------------------------------------------
    b.       Commitments to purchase when-issued securities                     3434            0                         9.b
       ------------------------------------------------------------------------------------------
    c. 3555                                                                     3555          N/A                         9.c
       ------------------------------------------------------------------------------------------
    d. 3556                                                                     3556          N/A                         9.d
       ------------------------------------------------------------------------------------------
    e. 3557                                                                     3557          N/A                         9.e
       ------------------------------------------------------------------------------------------
10. All other off-balance sheet assets (exclude derivatives)(itemize and
    describe each component of this item over 25% Schedule RC item 28.,                            --------------------
    "Total equity capital")                                                                        5591               0   10
                                                                                                   --------------------
             TEXT
                                                                                -----------------
    a.       Commitments to sell when-issued securities                         3435            0                         10.a
       ------------------------------------------------------------------------------------------
    b. 5592                                                                     5592          N/A                         10.b
       ------------------------------------------------------------------------------------------
    c. 5593                                                                     5593          N/A                         10.c
       ------------------------------------------------------------------------------------------
    d. 5594                                                                     5594          N/A                         10.d
       ------------------------------------------------------------------------------------------
    e. 5595                                                                     5595          N/A                         10.e
       ----------------------------------------------------------------------------------------------------------------

                                                                                                   -----------------------
                                                                                                   RCFD   Tri/Bil/Mil/Thou
                                                                                                   -----------------------
11. Year-to-date merchant credit card sales volume:

    a. Sales for which the reporting bank is the acquiring bank                                    C223               0     11.a
                                                                                                   -----------------------
    b. Sales for which the reporting bank is the agent bank with risk                              C224               0     11.b
                                                                                                   -----------------------

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
                                                                       RC-15
Legal Title of Bank
Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954         26
FDIC Certificate Number - 05208

SCHEDULE RC-L--CONTINUED

                                                     (Column A)        (Column B)          (Column C)         (Column D)
          Dollar Amounts in Thousands                Interest           Foreign              Equity           Commodity
-----------------------------------------------------  Rate             Exchange           Derivative         and Other
       Derivatives Position Indicators               Contracts         Contracts           Contracts          Contracts
---------------------------------------------------------------------------------------------------------------------------
                                                 Tril/Bil/Mil/Thou  Tril/Bil/Mil/Thou  Tril/Bil/Mil/Thou  Tril/Bil/Mil/Thou
12. Gross amounts (e.g., notional amounts)
    (for each column, sum of items 12.a through  --------------------------------------------------------------------------
    12.e must equal sum of items 13 and 14):         RCFD 8693         RCFD 8694           RCFD 8695          RCFD 8696
                                                 --------------------------------------------------------------------------
    a. Futures contracts                                      0                 0                   0                  0     12.a
                                                 --------------------------------------------------------------------------
                                                     RCFD 8697         RCFD 8698           RCFD 8699          RCFD 8700
                                                 --------------------------------------------------------------------------
    b. Forward contracts                                      0                 0                   0                  0     12.b
                                                 --------------------------------------------------------------------------
    c. Exchange-traded option contracts:             RCFD 8701         RCFD 8702           RCFD 8703          RCFD 8704
                                                 --------------------------------------------------------------------------
       (1) Written options                                    0                 0                   0                  0     12.c.1
                                                 --------------------------------------------------------------------------
                                                     RCFD 8705         RCFD 8706           RCFD 8707          RCFD 8708
                                                 --------------------------------------------------------------------------
       (2) Purchased options                                  0                 0                   0                  0     12.c.2
                                                 --------------------------------------------------------------------------
    d. Over-the-counter option contracts:            RCFD 8709         RCFD 8710           RCFD 8711          RCFD 8712
                                                 --------------------------------------------------------------------------
       (1) Written options                               91,014                 0                   0                  0     12.d.1
                                                 --------------------------------------------------------------------------
                                                     RCFD 8713         RCFD 8714           RCFD 8715          RCFD 8716
                                                 --------------------------------------------------------------------------
       (2) Purchased options                             91,014                 0                   0                  0     12.d.2
                                                 --------------------------------------------------------------------------
                                                     RCFD 3450         RCFD 3826           RCFD 8719          RCFD 8720
                                                 --------------------------------------------------------------------------
    e. Swaps                                          1,211,637                 0                   0             32,919     12.e
                                                 --------------------------------------------------------------------------
13. Total gross notional amount of                   RCFD A126         RCFD A127           RCFD 8723          RCFD 8724
                                                 --------------------------------------------------------------------------
    derivative contracts held for trading             1,193,665                 0                   0             32,919     13
                                                 --------------------------------------------------------------------------

14. Total gross notional amount of               --------------------------------------------------------------------------
    derivative contracts held for                    RCFD 8725         RCFD 8726           RCFD 8727          RCFD 8728
                                                 --------------------------------------------------------------------------
    purposes other than trading                         200,000                 0                   0                  0     14
                                                 --------------------------------------------------------------------------
    a. Interest rate swaps where the bank            RCFD A589
                                                 --------------
       has agreed to pay a fixed rate                         0                                                              14.a
                                                 --------------
15. Gross fair values of derivative
    contracts:                                   --------------------------------------------------------------------------
    a. Contracts held for trading:                   RCFD 8733         RCFD 8734           RCFD 8735          RCFD 8736
                                                 --------------------------------------------------------------------------
       (1) Gross positive fair value                     41,827                 0                   0              8,290     15.a.1
                                                 --------------------------------------------------------------------------
                                                     RCFD 8737         RCFD 8738           RCFD 8739          RCFD 8740
                                                 --------------------------------------------------------------------------
       (2) Gross negative fair value                     41,827                 0                   0              8,095     15.a.2
                                                 --------------------------------------------------------------------------
   b. Contracts held for purposes other
                                                 --------------------------------------------------------------------------
      than trading:                                  RCFD 8741         RCFD 8742           RCFD 8743          RCFD 8744
                                                 --------------------------------------------------------------------------
      (1) Gross positive fair value                      23,613                 0                   0                  0     15.b.1
                                                 --------------------------------------------------------------------------
                                                     RCFD 8745         RCFD 8746           RCFD 8747          RCFD 8748
                                                 --------------------------------------------------------------------------
      (2) Gross negative fair value                           0                 0                   0                  0     15.b.2
                                                 --------------------------------------------------------------------------

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
                                                                       RC-16
Legal Title of Bank
Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954        27
FDIC Certificate Number - 05208

SCHEDULE RC-M--MEMORANDA

                                                                                Dollar Amounts in
                                                                                    Thousands      RCFD   Bil/Mil/Thou
-----------------------------------------------------------------------------------------------------------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
   a. Aggregate amount of all extensions of credit to all executive officers,                      --------------------
      directors, principal shareholders, and their related interests                               6164           2,031   1.a
                                                                                                   --------------------
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank
      (including extensions of credit to related interests) equals or                NUMBER
      exceeds the lesser of $500,000 or 5 percent of total capital              -----------------
      as defined for this purpose in agency regulations                         6165            3                         1.b
                                                                                -----------------

2. Intangible assets other than goodwill:                                                          --------------------
   a. Mortgage servicing Assets                                                                    3164             129   2.a
                                                                                ---------------------------------------
      (1) Estimated fair value of mortgage servicing assets                     A590          129                         2.a.1
                                                                                ---------------------------------------
   b. Purchased credit card relationships and nonmortgage servicing assets                         B026           2,673   2.b
                                                                                                   --------------------
   c. All other identifiable intangible assets                                                     5507           8,178   2.c
                                                                                                   --------------------
   d. Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC,
      item 10.b)                                                                                   0426           10,980  2.d
                                                                                                   --------------------
3. Other real estate owned:
                                                                                                   --------------------
   a. Direct and indirect investments in real estate ventures                                      5372               0   3.a
                                                                                                   --------------------
   b. All other real estate owned:                                                                 RCON
                                                                                                   --------------------
      (1) Construction, land development, and other land in domestic offices                       5508               0   3.b.1
                                                                                                   --------------------
      (2) Farmland in domestic offices                                                             5509             827   3.b.2
                                                                                                   --------------------
      (3) 1-4 family residential properties in domestic offices                                    5510           4,432   3.b.3
                                                                                                   --------------------
      (4) Multifamily (5 or more) residential properties in domestic offices                       5511               0   3.b.4
                                                                                                   --------------------
      (5) Nonfarm nonresidential properties in domestic offices                                    5512             970   3.b.5
                                                                                                   --------------------
                                                                                                   RCFN
                                                                                                   --------------------
      (6) In foreign offices                                                                       5513               0   3.b.6
                                                                                                   --------------------
                                                                                                   RCFD
                                                                                                   --------------------
   c. Total (sum of items 3.a and 3.b) (must equal Schedule RC, item 7)                            2150           6,229   3.c
                                                                                                   --------------------
4. Investments in unconsolidated subsidiaries and associated
   companies:                                                                                      --------------------
   a. Direct and indirect investments in real estate ventures                                      5374               0   4.a
                                                                                                   --------------------
   b. All other investments in unconsolidated subsidiaries and associated
      companies                                                                                    5375               0   4.b
                                                                                                   --------------------
   c. Total (sum of items 4.a and 4.b) (must equal Schedule RC, item 8)                            2130               0   4.c
                                                                                                   --------------------
5. Other borrowed money:

   a. Federal Home Loan Bank advances:                                                             --------------------
      (1) With a remaining maturity of one year or less (1)                                        2651       2,460,145   5.a.1
                                                                                                   --------------------
      (2) With a remaining maturity of more than one year through three years                      B565       2,600,000   5.a.2
                                                                                                   --------------------
      (3) With a remaining maturity of more than three years                                       B566       1,650,000   5.a.3
                                                                                                   --------------------
   b. Other borrowings:
                                                                                                   --------------------
      (1) With a remaining maturity of one year or less                                            B571           5,057   5.b.1
                                                                                                   --------------------
      (2) With a remaining maturity of more than one year through three years                      B567           1,783   5.b.2
                                                                                                   --------------------
      (3) With a remaining maturity of more than three years                                       B568             954   5.b.3
                                                                                                   --------------------
   c. Total (sum of items 5.a.(1) through 5.b.(3)) (must equal Schedule RC,
      item 16)                                                                                     3190       6,717,939   5.c
                                                                                                   --------------------

                                                                                                            YES / NO
                                                                                                   --------------------
6. Does the reporting bank sell private label or third party mutual funds
   and annuities?                                                                                  B569        YES        6
                                                                                                   --------------------

                                                                                                   RCFD   Bil/Mil/Thou
                                                                                                   --------------------
7. Assets under the reporting bank's management in proprietary mutual funds
   and annuities                                                                                   B570               0   7
                                                                                                   --------------------
8. PRIMARY INTERNET WEB SITE ADDRESS OF THE BANK (HOME PAGE), IF ANY:
   (EXAMPLE: HTTP://WWW.EXAMPLEBANK.COM)

                                                                                                            YES / NO
                                                                                                   --------------------
TEXT 4087 http://www.wellsfargo.com                                                                                       8
9. DO ANY OF THE BANK'S INTERNET WEB SITES HAVE TRANSACTIONAL CAPABILITY,
   I.E., ALLOW THE BANK'S CUSTOMERS TO EXECUTE TRANSACTIONS ON THEIR
   ACCOUNTS THROUGH THE WEB SITE?                                                                  4088        YES        9
                                                                                                   --------------------

--------------
(1) INCLUDES OVERNIGHT FEDERAL HOME LOAN BANK ADVANCES.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
                                                                       RC-17
Legal Title of Bank
Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954
FDIC Certificate Number - 05208                                          28

SCHEDULE RC-N--PAST DUE AND NONACCRUAL LOANS, LEASES, AND OTHER ASSETS

                                                        (Column A)           (Column B)          (Column C)
                                                         Past due            Past due 90         Nonaccrual
                                                       30 through 89        days or more
                                                       days and still        and still
                                                          accruing            accruing
                                                     ----------------------------------------------------------
           Dollar Amounts in Thousands               RCON  Bil/Mil/Thou  RCON  Bil/Mil/Thou  RCON  Bil/Mil/Thou
---------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:
   a. Construction, land development, and other
                                                     ----------------------------------------------------------
      land loans in domestic offices                 2759      1,158     2769        99      3492       1,010    1.a
                                                     ----------------------------------------------------------
   b. Secured by farmland in domestic offices        3493        704     3494         0      3495       2,488    1.b
                                                     ----------------------------------------------------------
   c. Secured by 1-4 family residential
      properties in domestic offices:

      (1) Revolving, open-end loans secured by
          1-4 family residential properties and      ----------------------------------------------------------
          extended under lines of credit             5398      2,670     5399       207      5400       4,057    1.c.1
                                                     ----------------------------------------------------------
      (2) Closed-end loans secured by 1-4
          family residential properties:
                                                     ----------------------------------------------------------
          (a) Secured by first liens                 C236     88,602     C237     4,040      C229      19,381    1.c.2.a
                                                     ----------------------------------------------------------
          (b) Secured by junior liens                C238      7,612     C239     1,284      C230          65    1.c.2.b
                                                     ----------------------------------------------------------

   d. Secured by multifamily (5 or more)             ----------------------------------------------------------
      residential properties in domestic offices     3499        225     3500         0      3501           0    1.d
                                                     ----------------------------------------------------------

   e. Secured by nonfarm nonresidential properties   ----------------------------------------------------------
       properties in domestic offices                3502      4,731     3503         0      3504      11,364    1.e
                                                     ----------------------------------------------------------
                                                     RCFN                RCFN                RCFN
                                                     ----------------------------------------------------------
   f. In foreign offices                             B572          0     B573         0      B574           0    1.f
                                                     ----------------------------------------------------------
2. Loans to depository institutions and
   acceptances of other banks:
                                                     ----                ----                ----
   a. To U.S. banks and other U.S. depository        RCFD                RCFD                RCFD
                                                     ----------------------------------------------------------
      institutions                                   5377          0     5378         0      5379           0    2.a
                                                     ----------------------------------------------------------
   b. To foreign banks                               5380          0     5381         0      5382           0    2.b
                                                     ----------------------------------------------------------

3. Loans to finance agricultural                     ----------------------------------------------------------
   production and other loans to farmers             1594      1,466     1597         0      1583       2,777    3
                                                     ----------------------------------------------------------
4. Commercial and industrial
   loans:
                                                     ----------------------------------------------------------
   a. To U.S. addressees (domicile)                  1251     29,408     1252       778      1253      90,518    4.a
                                                     ----------------------------------------------------------
   b. To non-U.S. addressees (domicile)              1254          0     1255         0      1256           0    4.b
                                                     ----------------------------------------------------------
5. Loans to individuals for household,
   family, and other personal expenditures:
                                                     ----------------------------------------------------------
   a. Credit cards                                   B575          0     B576         0      B577           0    5.a
                                                     ----------------------------------------------------------
   b. Other (includes single payment,
      installment, all student loans, and
      revolving credit plans other than credit       ----------------------------------------------------------
      cards)                                         B578     16,670     B579     9,360      B580       1,163    5.b
                                                     ----------------------------------------------------------

6. Loans to foreign governments and                  ----------------------------------------------------------
   official institutions                             5389          0     5390         0      5391           0    6
                                                     ----------------------------------------------------------
7. All other loans                                   5459        264     5460        19      5461       1,154    7
                                                     ----------------------------------------------------------
8. Lease financing receivables:
                                                     ----------------------------------------------------------
   a. Of U.S. addressees (domicile)                  1257     26,366     1258         0      1259      62,588    8.a
                                                     ----------------------------------------------------------
   b. Of non-U.S. addressees (domicile)              1271          0     1272         0      1791           0    8.b
                                                     ----------------------------------------------------------
9. Debt securities and other assets (exclude
   other real estate owned and other repossessed     ----------------------------------------------------------
   assets)                                           3505          0     3506         0      3507           0    9
                                                     ----------------------------------------------------------

WELLS FARGO BANK MINNESOTA, N.A.                                     FFIEC 031
                                                                     RC-18
Legal Title of Bank
Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954    29
FDIC Certificate Number - 05208

SCHEDULE RC-N--CONTINUED

Amounts reported in Schedule RC-N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                               (Column A)          (Column B)
                                                                Past due          Past due 90
                                                             30 through 89        days or more
                                                             days and still        and still           (Column C)
                                                                accruing            accruing           Nonaccrual
                                                           ----------------------------------------------------------
                 Dollar Amounts in Thousands               RCFD  Bil/Mil/Thou  RCFD  Bil/Mil/Thou  RCFD  Bil/Mil/Thou
---------------------------------------------------------------------------------------------------------------------
10. Loans and leases reported in items 1 through 8 above
    which are wholly or partially guaranteed by the        ----------------------------------------------------------
    U.S. Government                                        5612         7,822  5613         8,855  5614           165  10
                                                           ----------------------------------------------------------
    a. Guaranteed portion of loans and leases included in  ----------------------------------------------------------
       item 10 above                                       5615         7,765  5616         8,850  5617           108  10.a
                                                           ----------------------------------------------------------

                                                               (Column A)          (Column B)
                                                                Past due           Past due 90
                                                             30 through 89        days or more
                                                             days and still         and still          (Column C)
Memoranda                                                       accruing            accruing           Nonaccrual
                                                           ----------------------------------------------------------
           Dollar Amounts in Thousands                     RCFD  Bil/Mil/Thou  RCFD  Bil/Mil/Thou  RCFD  Bil/Mil/Thou
---------------------------------------------------------------------------------------------------------------------
1. Restructured loans and leases included in Schedule
   RC-N, items 1 through 8, above (and not reported in     ----------------------------------------------------------
   Schedule RC-C, Part I, Memorandum item 1 )              1658             0  1659             0  1661             0  M.1
                                                           ----------------------------------------------------------
2. Loans to finance commercial real estate, construction,
   and land development activities (not secured by real
   estate) included in Schedule RC-N, items 4 and 7,       ----------------------------------------------------------
   above                                                   6558         1,534  6559            39  6560         1,131  M.2
                                                           ----------------------------------------------------------
3. Loans secured by real estate to non-U.S. addresses      ----------------------------------------------------------
   (domicile) (included in Schedule RC-N, item 1, above)   1248             0  1249             0  1250             0  M.3
                                                           ----------------------------------------------------------
4. Not applicable

5. Loans and leases held for sale (included in Schedule    ----------------------------------------------------------
   RC-N, items 1 through 8, above)                         C240        57,773  C241         9,910  C226         2,741  M.5
                                                           ----------------------------------------------------------

                                                        (Column A)
                                                         Past due           (Column B)
                                                        30 through          Past due 90
                                                         89 days           days or more
                                                    --------------------------------------
                                                    RCFD  Bil/Mil/Thou  RCFD  Bil/Mil/Thou
                                                    --------------------------------------
6. Interest rate, foreign exchange rate, and other
   commodity and equity contracts:                  --------------------------------------
   Fair value of amounts carried as assets          3529             0  3530             0   M.6
                                                    --------------------------------------

Person to whom questions about the Reports of Condition and Income should be directed:

   Karen B. Martin, Regulatory Reporting
--------------------------------------------------------------------------------
   Name and Title (TEXT 8901)

   karen.b.martin@wellsfargo.com
--------------------------------------------------------------------------------
   E-mail Address (TEXT 4086)

   612-667-3975                                       612-667-3659
----------------------------------------------        --------------------------
   Telephone: Area code/phone number/extension        FAX: Area code/phone
   (TEXT 8902)                                        number (TEXT 9116)

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
                                                                       RC-19
Legal Title of Bank
Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954         30
FDIC Certificate Number - 05208

SCHEDULE RC-O--OTHER DATA FOR DEPOSIT INSURANCE AND FICO ASSESSMENTS

                                                                     Dollar Amounts in Thousands   RCON  Bil/  Mil/  Thou/
--------------------------------------------------------------------------------------------------------------------------
1. Unposted debits (see Instructions):
                                                                                                   -----------------------
   a. Actual amount of all unposted debits                                                         0030                  0   1.a
                                                                                                   -----------------------
      OR
   b. Separate amount of unposted debits:
                                                                                                   -----------------------
      (1) Actual amount of unposted debits to demand deposits                                      0031                N/A   1.b.1
                                                                                                   -----------------------
      (2) Actual amount of unposted debits to time and savings deposits (1)                        0032                N/A   1.b.2
                                                                                                   -----------------------
2. Unposted credits (see Instructions):
                                                                                                   -----------------------
   a. Actual amount of all unposted credits                                                        3510                  0   2.a
                                                                                                   -----------------------
      OR
   b. Separate amount of unposted credits:
                                                                                                   -----------------------
      (1) Actual amount of unposted credits to demand deposits                                     3512                N/A   2.b.1
                                                                                                   -----------------------
      (2) Actual amount of unposted credits to time and savings deposits (1)                       3514                N/A   2.b.2
3. Uninvested trust funds (cash) held in bank's own trust department (not included                 -----------------------
                                                                                                   -----------------------
   in total deposits in domestic offices)                                                          3520                  0   3
                                                                                                   -----------------------
4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions ( not included in total deposits):
                                                                                                   -----------------------
   a. Demand deposits of consolidated subsidiaries                                                 2211            773,916   4.a
                                                                                                   -----------------------
   b. Time and savings deposits (1) of consolidated subsidiaries                                   2351                  0   4.b
                                                                                                   -----------------------
   c. Interest accrued and unpaid on deposits of consolidated subsidiaries                         5514                  0   4.c
                                                                                                   -----------------------
5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
                                                                                                   -----------------------
   a. Demand deposits in insured branches (included in Schedule RC-E, Part II)                     2229                  0   5.a
                                                                                                   -----------------------
   b. Time and saving deposits (1) in insured branches (included in Schedule RC-E, Part II)        2383                  0   5.b
                                                                                                   -----------------------
   c. Interest accrued and unpaid on deposits in insured branches (included in Schedule            -----------------------
      RC-G, item 1.b)                                                                              5515                  0   5.c
                                                                                                   -----------------------
6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
   a. Amount reflected in demand deposits (included in Schedule RC-E, Part I, Item 7               -----------------------
      column B)                                                                                    2314                  0   6.a
                                                                                                   -----------------------
   b. Amount reflected in time and savings deposits (1) (included in Schedule                      -----------------------
      RC-E, Part I, Item 7, column A or C, but not column B)                                       2315                  0   6.b
7. Unamortized premiums and discounts on time and savings deposits: (1,2)                          -----------------------
                                                                                                   -----------------------
   a. Unamortized premiums                                                                         5516                  0   7.a
                                                                                                   -----------------------
   b. Unamortized discounts                                                                        5517                  0   7.b
                                                                                                   -----------------------
8. TO BE COMPLETED BY BANKS WITH "OAKAR DEPOSITS".
   a. Deposits purchased or acquired from other FDIC-insured institutions during the quarter (exclude deposits purchased or acquired from foreign offices other than insured branches in Puerto Rico and U.S. territories and possessions):
      (1) Total deposits purchased or acquired from other FDIC-insured institutions                -----------------------
          during the quarter                                                                       A531                  0   8.a.1
                                                                                                   -----------------------
      (2) Amount of purchased or acquired deposits reported in item 8.a.(1)
          above attributable to a secondary fund (i.e., BIF members report
          deposits attributable to SAIF; SAIF members report deposits attributable                 -----------------------
          to BIF)                                                                                  A532                  0   8.a.2
                                                                                                   -----------------------
   b. Total deposits sold or transferred to other FDIC-insured institutions during the quarter (exclude sales or transfers by the reporting bank of deposits in
      foreign offices other than insured branches in Puerto Rico and U.S. territories              -----------------------
      and possessions)                                                                             A533                  0   8.b
                                                                                                   -----------------------

--------------------
(1) For FDIC and FICO insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

(2)  Exclude core deposit intangibles.

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC 031
                                                                      RC-20
Legal Title of Bank
Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954       31
FDIC Certificate Number - 05208

SCHEDULE RC-O--CONTINUED

                                                                     Dollar Amounts in Thousands   RCON  Bil/  Mil/  Thou
-------------------------------------------------------------------------------------------------------------------------
9. Deposits in lifeline accounts                                                                   5596                   9
                                                                                                   ----
10. Benefit-responsive "Depository Institution Investment Contracts" (Included                     --------------------
    In total deposits In domestic offices)                                                         8432              0    10
                                                                                                   --------------------
11. Adjustments to demand deposits in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions reported in Schedule RC-E for certain reciprocal demand balances:

    a. Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S.
       territories and possessions that were reported on a gross basis in                          --------------------
       Schedule RC-E had been reported on a net basis                                              8785              0    11.a
                                                                                                   --------------------
    b. Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other U.S. banks (other than insured branches in Puerto Rico and U.S.
       territories and possessions) that were reported on a net basis in Schedule                  --------------------
       RC-E had been reported on a gross basis                                                     A181              0    11.b
                                                                                                   --------------------
    c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances with the domestic offices of U.S. banks and
       savings associations and insured branches in Puerto Rico and U.S.                           --------------------
       territories and possessions in Schedule RC-E                                                A182              0    11.c
                                                                                                   --------------------
12. Amount of assets netted against deposit liabilities in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions on the balance sheet (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):
                                                                                                   --------------------
    a. Amount of assets netted against demand deposits                                             A527              0    12.a
                                                                                                   --------------------
    b. Amount of assets netted against time and savings deposits                                   A528              0    12.b
                                                                                                   --------------------

MEMORANDA (TO BE COMPLETED EACH QUARTER EXCEPT AS NOTED)

                                                                      Dollar Amounts in Thousands  RCON  Bil/  Mil/  Thou
-------------------------------------------------------------------------------------------------------------------------
1. Total deposits in domestic offices of the bank and in insured branches in
   Puerto Rico and U.S. territories and possessions (sum of Memorandum items
   1.a.(1) and 1.b.(1) must equal the sum of Schedule RC, item 13.a, and
   Schedule RC-O, items 5.a and 5.b):
   a. Deposit accounts of $100,000 or less(1):                                                     --------------------
      (1) Amount of deposit accounts of $100,0000 or less                                          2702       9,821,814   M.1.a.1
      (2) Number of deposit accounts of $100,000 or less                              NUMBER       --------------------
                                                                                 ---------------
          (TO BE COMPLETED FOR THE JUNE REPORT ONLY)                             3779  2,454,775                          M.1.a.2
   b. Deposit accounts of more than $100,000 (1):                                ---------------   --------------------
      (1)Amount of deposit accounts of more than $1 00,000                                         2710      27,054,604   M.1.b.1
                                                                                      NUMBER       --------------------
                                                                                 ---------------
      (2) Number of deposit accounts of more than $100,000                       2722     19,382                          M.1.b.2
2. MEMORANDUM ITEM 2 IS TO BE COMPLETED BY ALL BANKS.                            ---------------
   Estimated amount of uninsured deposits in domestic offices of the bank and in
   insured branches in Puerto Rico and U.S. territories and possessions (see                       --------------------
   instructions)                                                                                   5597      25,116,404   M.2
                                                                                                   --------------------
3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's
   Call Report or Thrift Financial Report?
   If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:
                                                                                                   --------------------
        TEXT                                                                                       RCON  FDIC CERT NO.
                                                                                                   --------------------
   A545                                                                                            A545            N/A    M.3
                                                                                                   --------------------

----------
(1) The dollar amounts used as the basis for reporting in Memoranda items 1.a and 1.b reflect the deposit insurance limits in effect on the report date.

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC 031
                                                                      RC-21
Legal Title of Bank
Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954        32
FDIC Certificate Number - 05208

SCHEDULE RC-R--REGULATORY CAPITAL

                                                                       Dollar Amounts in Thousands       RCFD  Bil/Mil/Thou
-------------------------------------------------------------------------------------------------------------------------------
TIER 1 CAPITAL                                                                                           ---------------------
1. Total equity capital (from Schedule RC, item 28)                                                      3210        3,504,361  1
                                                                                                         ---------------------
2. LESS: Net unrealized gains (losses) on available-for-sale securities (1)                              ---------------------
   (if a gain, report as a positive value; if a loss, report as a negative value)                        8434           63,321  2
                                                                                                         ---------------------
3. LESS: Net unrealized loss on available-for-sale EQUITY securities (1) (report loss as a positive
   value)                                                                                                A221                0  3
                                                                                                         ---------------------
                                                                                                         ---------------------
4. LESS: Accumulated net gains (losses) on cash flow hedges (1)
   (if a gain, report as a positive value; if a loss, report as a negative value)                        4336                0  4
                                                                                                         ---------------------
5. LESS: Nonqualifying perpetual preferred stock                                                         B588                0  5
                                                                                                         ---------------------
6. Qualifying minority interests in consolidated subsidiaries                                            B589                0  6
                                                                                                         ---------------------
7. LESS: Disallowed goodwill and other disallowed intangible assets                                      B590          299,635  7
                                                                                                         ---------------------
8. Subtotal (sum of items 1 and 6, less items 2, 3, 4, 5, and 7)                                         C227        3,141,405  8
                                                                                                         ---------------------
9.a. LESS: Disallowed servicing assets and purchased credit card relationships                           B591               13  9.a
                                                                                                         ---------------------
  b. LESS: Disallowed deferred tax assets                                                                5610                0  9.b
                                                                                                         ---------------------
10. Other additions to (deductions from) Tier 1 capital                                                  B592                0  10
                                                                                                         ---------------------
11. Tier 1 capital (sum of items 8 and 10, less items 9.a and 9.b)                                       8274        3,141,392  11
                                                                                                         ---------------------

TIER 2 CAPITAL
                                                                                                         ---------------------
12. Qualifying subordinated debt and redeemable preferred stock                                          5306                0  12
                                                                                                         ---------------------
13. Cumulative perpetual preferred stock includible in Tier 2 capital                                    B593                0  13
                                                                                                         ---------------------
14. Allowance for loan and lease losses includible in Tier 2 capital                                     5310          283,094  14
                                                                                                         ---------------------
15. Unrealized gains on available-for-sale equity securities includible in Tier 2 capital                2221              277  15
                                                                                                         ---------------------
16. Other Tier 2 capital components                                                                      B594                0  16
                                                                                                         ---------------------
17. Tier 2 capital (sum of items 12 through 16)                                                          5311          283,371  17
                                                                                                         ---------------------
18. Allowable Tier 2 capital (lesser of item 11 or 17)                                                   8275          283,371  18
                                                                                                         ---------------------
                                                                                                         ---------------------
19. Tier 3 capital allocated for market risk                                                             1395                0  19
                                                                                                         ---------------------
20. LESS: Deductions for total risk-based capital                                                        B595                0  20
                                                                                                         ---------------------
21. Total risk-based capital (sum of items 11, 18, and 19, less item 20)                                 3792        3,424,763  21
                                                                                                         ---------------------

TOTAL ASSETS FOR LEVERAGE RATIO
                                                                                                         ---------------------
22. Average total assets (from Schedule RC-K, item 9)                                                    3368       55,896,878  22
                                                                                                         ---------------------
23. LESS: Disallowed goodwill and other disallowed intangible assets (from item 7 above)                 B590          299,635  23
                                                                                                         ---------------------
24. LESS: Disallowed servicing assets and purchased credit card relationships (from item 9.a above)      B591               13  24
                                                                                                         ---------------------
25. LESS: Disallowed deferred tax assets (from item 9.b above)                                           5610                0  25
                                                                                                         ---------------------
26. LESS: Other deductions from assets for leverage capital purposes                                     B596                0  26
                                                                                                         ---------------------
27. Average total assets for leverage capital purposes (item 22 less items 23 through 26)                A224       55,597,230  27
                                                                                                         ---------------------

ADJUSTMENTS FOR FINANCIAL SUBSIDIARIES
                                                                                                         ---------------------
28.a Adjustment to Tier 1 capital reported in item 11                                                    C228                0  28.a
                                                                                                         ---------------------
   b. Adjustment to total risk-based capital reported in item 21                                         B503                0  28.b
                                                                                                         ---------------------
29. Adjustment to risk-weighted assets reported in item 62                                               B504                0  29
                                                                                                         ---------------------
30. Adjustment to average total assets reported in item 27                                               B505                0  30
                                                                                                         ---------------------

CAPITAL RATIOS
(Column B is to be completed by all banks. Column A is to be completed by banks with financial subsidiaries)

                                                                                         (Column A)        (Column B)
                                                                                   RCFD  Percentage  RCFD  Percentage
                                                                                   ----------------------------------
31. Tier 1 leverage ratio (2)                                                      7273      N/A     7204     5.65%    31
                                                                                   ----------------------------------
32. Tier 1 risk-based capital ratio (3)                                            7274      N/A     7206    10.54%    32
                                                                                   ----------------------------------
33. Total risk-based capital ratio (4)                                             7275      N/A     7205    11.49%    33
                                                                                   ----------------------------------

-----------
(1) Report amount included in Schedule RC, item 26.b, "Accumulated other comprehensive income."

(2) The ratio for column B is item 11 divided by item 27. The ratio for column A is item 11 minus item 28.a divided by (item 27 minus item 30).

(3) The ratio for column B is item 11 divided by item 62. The ratio for column A is item 11 minus item 28.a divided by (item 62 minus item 29).

(4) The ratio for column B is item 21 divided by item 62. The ratio for column A is item 21 minus item 28.b divided by (item 62 minus item 29).

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
                                                                       RC-22
Legal Title of Bank                                                           33
Transmitted to InterCept on 07/29/2003.
Confirmation Number - 0007954
FDIC Certificate Number - 05208


SCHEDULE RC-R -- CONTINUED

Banks are not required to risk-weight each on-balance sheet asset and the credit equivalent amount of each off-balance sheet item that qualifies for a risk weight of less than 100 percent (50 percent for derivatives) at its lower risk rate. When completing items 34 through 54 of Schedule RC-R, each bank should decide for itself how detailed a risk-weight analysis it wishes to perform. In other words, a bank can choose from among its assets and off-balance sheet items that have a risk weight of less than 100 percent which ones to risk-weight at an appropriate lower risk, or it can simply risk-weight some or all of these items at a 100 percent risk weight (50 percent for derivatives).

                                                                  (Column A)      (Column B)
                                                                    Totals        Items Not
                                                                    (from         Subject to
                     Dollar Amounts in Thousands                  Schedule RC)  Risk-Weighting
----------------------------------------------------------------------------------------------
                                                                  Bil/Mil/Thou   Bil/Mil/Thou
                                                                  ----------------------------
BALANCE SHEET ASSET CATAGORIES
                                                                  ----------------------------
34. Cash and balances due from depository institutions (Column A     RCFD 0010
    equals the sum of Schedule RC, items 1.a and 1.b)             ------------
                                                                     1,883,176
                                                                  ----------------------------
                                                                     RCFD 1754       RCFD B603
                                                                  ----------------------------
35. Held-to-maturity securities                                              0               0
                                                                  ----------------------------
                                                                     RCFD 1773       RCFD B608
                                                                  ----------------------------
36. Available-for-sale securities                                    1,865,480         101,687
                                                                  ----------------------------
37. Federal funds sold and securities purchased under                RCFD C225
    agreements to resell                                          ------------
                                                                    10,762,859
                                                                  ----------------------------
                                                                     RCFD 5369       RCFD B617
                                                                  ----------------------------
38. Loans and leases held for sale                                  20,212,668               0
                                                                  ----------------------------
                                                                     RCFD B528       RCFD B622
                                                                  ----------------------------
39. Loans and leases, net of unearned income                        18,158,817               0
                                                                  ----------------------------
                                                                     RCFD 3123       RCFD 3123
                                                                  ----------------------------
40. LESS: Allowance for loan and lease losses                          283,094         283,094
                                                                  ----------------------------
                                                                     RCFD 3545       RCFD B627
                                                                  ----------------------------
41. Trading assets                                                     440,047          50,179
                                                                  ----------------------------
                                                                     RCFD B639       RCFD B640
                                                                  ----------------------------
42. All other assets (1)                                             1,853,527         299,648
                                                                  ----------------------------
                                                                     RCFD 2170       RCFD B644
                                                                  ----------------------------
43. Total assets (sum of items 34 through 42)                       54,893,480         168,420
                                                                  ----------------------------

                                                                   (Column C)    (Column D)    (Column E)    (Column F)
                                                                  ------------------------------------------------------
                                                                           Allocation by Risk Weight Category
                                                                  ------------------------------------------------------
                     Dollar Amounts in Thousands                       0%           20%            50%          100%
------------------------------------------------------------------------------------------------------------------------
                                                                  Bil/Mil/Thou  Bil/Mil/Thou  Bil/Mil/Thou  Bil/Mil/Thou
                                                                  ------------------------------------------------------
BALANCE SHEET ASSET CATAGORIES
                                                                  ------------------------------------------------------
34. Cash and balances due from depository institutions (Column A     RCFD B600     RCFD B601                   RCFD B602
    equals the sum of Schedule RC, items 1.a and 1.b)             --------------------------                ------------
                                                                       154,525     1,728,651                           0  34
                                                                  ------------------------------------------------------
                                                                     RCFD B604     RCFD B605     RCFD B606     RCFD B607
                                                                  ------------------------------------------------------
35. Held-to-maturity securities                                              0             0             0             0  35
                                                                  ------------------------------------------------------
                                                                     RCFD B609     RCFD B610     RCFD B611     RCFD B612
                                                                  ------------------------------------------------------
36. Available-for-sale securities                                      373,636     1,139,661        91,295       159,201  36
                                                                  ------------------------------------------------------
37. Federal funds sold and securities purchased under                RCFD C063     RCFD C064                   RCFD B520
    agreements to resell                                          --------------------------                ------------
                                                                             0    10,762,859                           0  37
                                                                  ------------------------------------------------------
                                                                     RCFD B618     RCFD B619     RCFD B620     RCFD B621
                                                                  ------------------------------------------------------
38. Loans and leases held for sale                                           0     3,053,549    17,156,378         2,741  38
                                                                  ------------------------------------------------------
                                                                     RCFD B623     RCFD B624     RCFD B625     RCFD B626
                                                                  ------------------------------------------------------
39. Loans and leases, net of unearned income                                 0     3,573,780     1,915,576    12,669,461  39
                                                                  ------------------------------------------------------
40. LESS: Allowance for loan and lease losses                                                                             40
                                                                  ------------------------------------------------------
                                                                     RCFD B628     RCFD B629     RCFD B630     RCFD B631
                                                                  ------------------------------------------------------
41. Trading assets                                                           0       389,868             0             0  41
                                                                  ------------------------------------------------------
                                                                     RCFD B641     RCFD B642     RCFD B643     RCFD 5339
                                                                  ------------------------------------------------------
42. All other assets (1)                                                67,890       335,500        61,412     1,089,077  42
                                                                  ------------------------------------------------------
                                                                     RCFD 5320     RCFD 5327     RCFD 5334     RCFD 5340
                                                                  ------------------------------------------------------
43. Total assets (sum of items 34 through 42)                          596,051    20,983,868    19,224,661    13,920,480  43
                                                                  ------------------------------------------------------

------------
(1) Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, customers' liability on acceptances outstanding, intangible assets, and other assets.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
                                                                       RC-23
Legal Title of Bank
Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954
FDIC Certificate Number - 05208                                               34

SCHEDULE RC-R--CONTINUED

                                                         (Column A)                      (Column B)
                                                         Face Value                        Credit
                                                         or Notional                     Equivalent
                                                           Amount        Credit          Amount (1)
                                                        ------------   Conversion       ------------
       Dollar Amounts in Thousands                      Bil/Mil/Thou     Factor         Bil/Mil/Thou
----------------------------------------------------------------------------------------------------
DERIVATIVES AND OFF-BALANCE SHEET ITEMS                   RCFD B546    See footnote 2     RCFD B547
                                                          -----------------------------------------
44. Financial standby letters of credit                      55,484       1.000              55,484
                                                          -----------------------------------------
45. Performance standby letters of                        RCFD 3821                       RCFD B650
                                                          -----------------------------------------
    of credit                                               461,996         .50             230,998
                                                          -----------------------------------------
46. Commercial and similar letters                        RCFD 3411                       RCFD B655
                                                          -----------------------------------------
    of credit                                                33,904         .20               6,781
                                                          -----------------------------------------
47. Risk participations in bankers
    acceptances acquired by the                           RCFD 3429                       RCFD B660
                                                          -----------------------------------------
    reporting institution                                         0        1.00                   0
                                                          -----------------------------------------
                                                          RCFD 3433                       RCFD B664
                                                          -----------------------------------------
48. Securities lent                                         985,355        1.00             985,355
                                                          -----------------------------------------
49. Retained recourse on small business                   RCFD A250                       RCFD B669
                                                          -----------------------------------------
    obligations sold with recourse                                0        1.00                   0
                                                          -----------------------------------------
50. Recourse and direct credit substitutes
    (other than financial standby letters of
    credit) subject to the low-level exposure
    rule and residual interests subject to a              RCFD B541     * Below           RCFD B542
                                                          -----------------------------------------
    dollar-for-dollar capital requirement                         0      12.500                   0
                                                          -----------------------------------------
51. All other financial assets sold with                  RCFD B675                       RCFD B676
                                                          -----------------------------------------
    recourse                                                      0        1.00                   0
                                                          -----------------------------------------
52. All other off-balance sheet                           RCFD B681                       RCFD B682
                                                          -----------------------------------------
    liabilities                                                   0        1.00                   0
                                                          -----------------------------------------
53. Unused commitments with an original                   RCFD 3833                       RCFD B687
                                                          -----------------------------------------
    maturity exceeding one year                           3,134,335         .50           1,567,168
                                                          -----------------------------------------
54. Derivative contracts                                                                  RCFD A167
                                                                                          ---------
                                                                                             86,896
                                                                                          ---------

                                                           (Column C)       (Column D)      (Column E)        (Column F)
                                                           -------------------------------------------------------------
                                                                          Allocation by Risk Weight Category
                                                           -------------------------------------------------------------
                                                                0%              20%            50%               100%
                                                           -------------------------------------------------------------
       Dollar Amounts in Thousands                         Bil/Mil/Thou    Bil/Mil/Thou     Bil/Mil/Thou    Bil/Mil/Thou
------------------------------------------------------------------------------------------------------------------------
DERIVATIVES AND OFF-BALANCE SHEET ITEMS                      RCFD B548      RCFD B581        RCFD B582        RCFD B583
                                                             ----------------------------------------------------------
44. Financial standby letters of credit                              0              0                0           55,484   44
                                                             ----------------------------------------------------------
45. Performance standby letters of                           RCFD B651      RCFD B652        RCFD B653        RCFD B654
                                                             ----------------------------------------------------------
    of credit                                                        0              0                0          230,998   45
                                                             ----------------------------------------------------------
46. Commercial and similar letters                           RCFD B656      RCFD B657        RCFD B658        RCFD B659
                                                             ----------------------------------------------------------
    of credit                                                        0               0                0            6,781   46
                                                             ----------------------------------------------------------
47. Risk participations in bankers
    acceptances acquired by the                              RCFD B661      RCFD B662                         RCFD B663
                                                             ------------------------                         ---------
    reporting institution                                            0              0                                 0   47
                                                             ----------------------------------------------------------
                                                             RCFD B665      RCFD B666        RCFD B667        RCFD B668
                                                             ----------------------------------------------------------
48. Securities lent                                                  0        985,355                0                0   48
                                                             ----------------------------------------------------------
49. Retained recourse on small business                      RCFD B670      RCFD B671        RCFD B672        RCFD B673
                                                             ----------------------------------------------------------
    obligations sold with recourse                                   0              0                0                0   49
                                                             ----------------------------------------------------------
50. Recourse and direct credit substitutes
    (other than financial standby letters of
    credit) subject to the low-level exposure
    rule and residual interests subject to a                                                                  RCFD B543
                                                                                                              ---------
    dollar-for-dollar capital requirement                                                                             0   50
                                                             ----------------------------------------------------------
51. All other financial assets sold with                     RCFD B677      RCFD B678        RCFD B679        RCFD B680
                                                             ----------------------------------------------------------
    recourse                                                         0              0                0                0   51
                                                             ----------------------------------------------------------
52. All other off-balance sheet                              RCFD B683      RCFD B684        RCFD B685        RCFD B686
                                                             ----------------------------------------------------------
    liabilities                                                      0              0                0                0   52
                                                             ----------------------------------------------------------
53. Unused commitments with an original                      RCFD B688      RCFD B689        RCFD B690        RCFD B691
                                                             ----------------------------------------------------------
    maturity exceeding one year                                      0          1,032           26,887        1,539,249   53
                                                             ----------------------------------------------------------
54. Derivative contracts                                     RCFD B693      RCFD B694        RCFD B695
                                                             -----------------------------------------
                                                                     0         32,872           54,024                    54
                                                             ----------------------------------------------------------

-------------
(1)  Column A multiplied by credit conversion factor.

(2) For financial standby letters of credit to which the low-level exposure rule applies, use a credit conversion factor of 12.5 or an institution-specific factor.

     For other financial standby letters of credit, use a credit conversion factor of 1.00. See instructions for further information.

(3)  Or Institution-specific factor.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
                                                                       RC-24
Legal Title of Bank
Transmitted to Intercept on 07/29/2003. Confirmation Number - 0007954         35
FDIC Certificate Number - 05208

SCHEDULE RC-R--CONTINUED

                                                           (Column C)       (Column D)      (Column E)    (Column F)
                                                        -------------------------------------------------------------------
                                                                          Allocation by Risk Weight Category
                                                        -------------------------------------------------------------------
                                                               0%              20%               50%                100%
                                                        -------------------------------------------------------------------
                  Dollar Amounts in Thousands           Bil/Mil/Thou      Bil/Mil/Thou      Bil/Mil/Thou      Bil/Mil/Thou
---------------------------------------------------------------------------------------------------------------------------
TOTALS

55. Total assets, derivatives, and off-balance sheet    -------------------------------------------------------------------
    items by risk weight category                           RCFD B696       RCFD B697          RCFD B698          RCFD B699
                                                        -------------------------------------------------------------------
    (for each column, sum of items 43 through 54)             596,051      22,003,127         19,305,572         15,752,992  55
                                                        -------------------------------------------------------------------
56. Risk weight factor                                            * 0%           * 20%              * 50%             * 100% 56
                                                        -------------------------------------------------------------------
                                                        -------------------------------------------------------------------
57. Risk-weighted assets by risk weight category (for       RCFD B700       RCFD B701          RCFD B702          RCFD B703
                                                        -------------------------------------------------------------------
      each column, item 55 multiplied by item 56)                   0       4,400,625          9,652,786         15,752,992  57
                                                        -------------------------------------------------------------------
                                                                                                                  RCFD 1651
                                                                                                              -------------
58. Market risk equivalent assets                                                                                         0  58
                                                                                                              -------------

59. Risk-weighted assets before deductions for excess
    allowance for loan and lease losses and allocated                                                         -------------
    transfer risk reserve (sum of item 57, columns C                                                              RCFD B704
    through F, and item 58)                                                                                   -------------
                                                                                                                 29,806,403  59
                                                                                                              -------------
                                                                                                                  RCFD A222
                                                                                                              -------------
60. LESS: Excess allowance for loan and lease losses                                                                      0  60
                                                                                                              -------------
                                                                                                                  RCFD 3128
                                                                                                              -------------
61. LESS: Allocated transfer risk reserve                                                                                 0  61
                                                                                                              -------------
                                                                                                                  RCFD A223
                                                                                                              -------------
62. Total risk-weighted assets (item 59 minus items 60 and 61)                                                   29,806,403  62
                                                              -------------------------------------------------------------

Memoranda

                           Dollar Amounts in Thousands                                          RCFD  Bil/Mil/Thou
----------------------------------------------------------------------------------------------------------------------
1. Current credit exposure across all derivative contracts covered by the risk-based capital
   standards                                                                                    8764  73,730             M.1
                                                                                                ----------------------

                                                                    With a remaining maturity of
                                      --------------------------------------------------------------------------------------
                                                                            (Column B)
                                              (Column A)                   Over one year                (Column C)
                                               One year                      through                       Over
                                               or less                      five years                  five years
                                      --------------------------------------------------------------------------------------
                                      RCFD Tril/Bil/Mil/Thou       RCFD Tril/Bil/Mil/Thou       RCFD Tril/Bil/Mil/Thou
                                      --------------------------------------------------------------------------------------
2. Notional principal amounts of
   derivative contracts: (1)
  a. Interest rate contracts          3809        191,895          8766         711,755         8767         399,001          M.2.a
                                      --------------------------------------------------------------------------------------
  b. Foreign exchange contracts       3812              0          8769               0         8770               0          M.2.b
                                      --------------------------------------------------------------------------------------
  c. Gold contracts                   8771              0          8772               0         8773               0          M.2.c
                                      --------------------------------------------------------------------------------------
  d. Other precious metals contracts  8774              0          8775               0         8776               0          M.2.d
                                      --------------------------------------------------------------------------------------
  e. Other commodity contracts        8777         16,394          8778          16,525         8779               0          M.2.e
                                      --------------------------------------------------------------------------------------
  f. Equity derivative contracts      A000              0          A001               0         A002               0          M.2.f
                                      --------------------------------------------------------------------------------------

------------
(1) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
                                                                       RC-25
Legal Title of Bank
Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954         36
FDIC Certificate Number - 05208

SCHEDULE RC-S--SECURITIZATION AND ASSET SALE ACTIVITIES


                                         (Column A)     (Column B)     (Column C)
                                         1-4 Family        Home         Credit        (Column D)
                                         Residential      Equity         Card            Auto
                                            Loans         Loans       Receivables       Loans
                                        ----------------------------------------------------------
          Dollar Amounts in Thousands   Bil/Mil/Thou   Bil/Mil/Thou   Bil/Mil/Thou   Bil/Mil/Thou
--------------------------------------------------------------------------------------------------
BANK SECURITIZATION ACTIVITIES
 1. Outstanding principal balance
    of assets sold and securitized
    by the reporting bank with          ----------------------------------------------------------
    servicing retained or with recourse   RCFD B705      RCFD B706      RCFD B707      RCFD B708
    or other seller-provided credit     ----------------------------------------------------------
    enhancements                                  0              0              0              0
                                        ----------------------------------------------------------
 2. Maximum amount of credit exposure
    arising from recourse or other
    seller-provided credit
    enhancements provided to structure
    reported in item 1 in the form of:

    a. Credit-enhancing interest-only   ----------------------------------------------------------
       strips (included in Schedules      RCFD B712      RCFD B713      RCFD B714      RCFD B715
       RC-B or RC-F or in Schedule RC,  ----------------------------------------------------------
       item 5)                                    0              0              0              0
                                        ----------------------------------------------------------
    b.  SUBORDINATED SECURITIES AND       RCFD C393      RCFD C394      RCFD C395      RCFD C396
                                        ----------------------------------------------------------
       OTHER RESIDUAL INTERESTS                   0              0              0              0
                                        ----------------------------------------------------------
    c.  STANDBY LETTERS OF CREDIT AND     RCFD C400      RCFD C401      RCFD C402      RCFD C403
                                        ----------------------------------------------------------
       OTHER ENHANCEMENTS                         0              0              0              0
                                        ----------------------------------------------------------
 3. Reporting bank's unused
                                        ----------------------------------------------------------
    commitments to provide liquidity      RCFD B726      RCFD B727      RCFD B728      RCFD B729
                                        ----------------------------------------------------------
    to structures reported in item 1              0              0              0              0

 4. Past due loan amounts included in   ----------------------------------------------------------
    item 1 :                              RCFD B733      RCFD B734      RCFD B735      RCFD B736
                                        ----------------------------------------------------------
    a. 30-89 days past due                        0              0              0              0
                                        ----------------------------------------------------------
                                          RCFD B740      RCFD B741      RCFD B742      RCFD B743
                                        ----------------------------------------------------------
    b. 90 days or more past due                   0              0              0              0
                                        ----------------------------------------------------------
 5. Charge-offs and recoveries on
    assets sold and securitized with
    servicing retained or with
    recourse or other seller-provided
    credit enhancements (calendar       ----------------------------------------------------------
    year-to-date):                        RIAD B747      RIAD B748      RIAD B749      RIAD B750
                                        ----------------------------------------------------------
    a. Charge-offs                                0              0              0              0
                                        ----------------------------------------------------------
                                          RIAD B754      RIAD B755      RIAD B756      RIAD B757
                                        ----------------------------------------------------------
    b. Recoveries                                 0              0              0              0
                                        ----------------------------------------------------------

                                         (Column E)      (Column F)      (Column G)
                                           Other         Commercial      All Other
                                          Consumer     and Industrial    Loans and
                                           Loans           Loans         All Leases
                                        --------------------------------------------
           Dollar Amounts in Thousands  Bil/Mil/Thou    Bil/Mil/Thou    Bil/Mil/Thou
------------------------------------------------------------------------------------
BANK SECURITIZATION ACTIVITIES
 1. Outstanding principal balance
    of assets sold and securitized
    by the reporting bank with          --------------------------------------------
    servicing retained or with recourse   RCFD B709        RCFD B710      RCFD B711
    or other seller-provided credit     --------------------------------------------
    enhancements                                  0                0              0   1
                                        --------------------------------------------
 2. Maximum amount of credit exposure
    arising from recourse or other
    seller-provided credit
    enhancements provided to structure
    reported in item 1 in the form of:

    a. Credit-enhancing interest-only   --------------------------------------------
       strips (included in Schedules      RCFD B716        RCFD B717      RCFD B718
       RC-B or RC-F or in Schedule RC,  --------------------------------------------
       item 5)                                    0                0              0   2.a
                                        --------------------------------------------
   b.  SUBORDINATED SECURITIES AND        RCFD C397        RCFD C398      RCFD C399
                                        --------------------------------------------
       OTHER RESIDUAL INTERESTS                   0                0              0   2.b
                                        --------------------------------------------
   c.  STANDBY LETTERS OF CREDIT AND      RCFD C404        RCFD C405      RCFD C406
                                        --------------------------------------------
       OTHER ENHANCEMENTS                         0                0              0   2.c
                                        --------------------------------------------
 3. Reporting bank's unused
                                        --------------------------------------------
    commitments to provide liquidity      RCFD B730        RCFD B731      RCFD B732
                                        --------------------------------------------
    to structures reported in item 1              0                0              0   3
                                        --------------------------------------------
 4. Past due loan amounts included in
    item 1 :                              RCFD B737        RCFD B738      RCFD B739
                                        --------------------------------------------
    a. 30-89 days past due                        0                0              0   4.a
                                        --------------------------------------------
                                          RCFD B744        RCFD B745      RCFD B746
                                        --------------------------------------------
    b. 90 days or more past due                   0                0              0   4.b
                                        --------------------------------------------
 5. Charge-offs and recoveries on
    assets sold and securitized with
    servicing retained or with
    recourse or other seller-provided
    credit enhancements (calendar       --------------------------------------------
    year-to-date):                        RIAD B751        RIAD B752      RIAD B753
                                        --------------------------------------------
    a. Charge-offs                                0                0              0   5.a
                                        ------------  ----------------  ------------
                                          RIAD B758        RIAD B759      RIAD B760
                                        --------------------------------------------
    b. Recoveries                                 0                0              0   5.b
                                        --------------------------------------------

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
                                                                       RC-26
Legal Title of Bank
Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954
FDIC Certificate Number - 05208                                               37

SCHEDULE RC-S--CONTINUED

                                                        (Column A)         (Column B)         (Column C)
                                                        1-4 Family            Home              Credit           (Column D)
                                                       Residential           Equity              Card               Auto
                                                          Loans              Loans           Receivables           Loans
                                                     -------------------------------------------------------------------------
           Dollar Amounts in Thousands               Bil/Mil/Thou       Bil/Mil/Thou       Bil/Mil/Thou       Bil/Mil/Thou
------------------------------------------------------------------------------------------------------------------------------
6. Amount of ownership (or seller's)
   interest carried as:                                                    RCFD B761          RCFD B762
                                                                        --------------------------------
   a. Securities (included in RC-B or RC, item 5)                                   0                  0
                                                                        --------------------------------
                                                                           RCFD B500          RCFD B501
                                                                        --------------------------------
   b. Loans (included in Schedule RC-C)                                             0                  0
                                                                        --------------------------------
7. Past due loan amounts included in
   interests reported in item 6.a:                                         RCFD B764          RCFD B765
                                                                        --------------------------------
   a. 30-89 days past due                                                           0                  0
                                                                        --------------------------------
                                                                           RCFD B767          RCFD B768
                                                                        --------------------------------
   b. 90 days or more past due                                                      0                  0
                                                                        --------------------------------
8. Charge-offs and recoveries on loan
   amounts included in interests reported
   in item 6.a (calendar year-to-date):                                    RIAD B770          RIAD B771
                                                                        --------------------------------
   a. Charge-offs                                                                   0                  0
                                                                        --------------------------------
                                                                           RIAD B773          RIAD B774
                                                                        --------------------------------
   b. Recoveries                                                                    0                  0
                                                                        --------------------------------
FOR SECURITIZATION FACILITIES SPONSORED
BY OR OTHERWISE ESTABLISHED BY OTHER
INSTITUTIONS

9. Maximum amount of credit exposure
   arising from credit enhancements
   provided by the reporting bank to other
   institutions' securitization structures in
   the form of standby letters of credit,               RCFD B776          RCFD B777          RCFD B778          RCFD B779
   purchased subordinated securities,                ----------------------------------------------------------------------
   and other enhancements                                        0                  0                  0                  0
                                                     ----------------------------------------------------------------------
10. Reporting bank's unused commitments                 RCFD B783          RCFD B784          RCFD B785          RCFD B786
    to provide liquidity to other institutions'      ----------------------------------------------------------------------
    securitization structures                                   0                  0                  0                  0
                                                     ----------------------------------------------------------------------

                                                      (Column E)        (Column F)         (Column G)
                                                        Other           Commercial          All Other
                                                       Consumer       and Industrial        Loans and
                                                        Loans              Loans           All Leases
                                                   -----------------------------------------------------
           Dollar Amounts in Thousands             Bil/Mil/Thou       Bil/Mil/Thou       Bil/Mil/Thou
---------------------------------------------------------------------------------------------------------
6. Amount of ownership (or seller's)
   interest carried as:                                                  RCFD B763
                                                                      -------------
   a. Securities (included in RC-B or RC, item 5)                                 0                        6.a
                                                                      -------------
                                                                         RCFD B502
                                                                      -------------
   b. Loans (included in Schedule RC-C)                                           0                        6.b
                                                                      -------------
7. Past due loan amounts included in
   interests reported in item 6.a:                                       RCFD B766
                                                                      -------------
   a. 30-89 days past due                                                         0                        7.a
                                                                      -------------
                                                                         RCFD B769
                                                                      -------------
   b. 90 days or more past due                                                    0                        7.b
                                                                      -------------
8. Charge-offs and recoveries on loan
   amounts included in interests reported
   in item 6.a (calendar year-to-date):                                  RIAD B772
                                                                      -------------
   a. Charge-offs                                                                 0                        8.a
                                                                      -------------
                                                                         RIAD B775
                                                                      -------------
   b. Recoveries                                                                  0                        8.b
                                                                      -------------
FOR SECURITIZATION FACILITIES SPONSORED
BY OR OTHERWISE ESTABLISHED BY OTHER
INSTITUTIONS

9. Maximum amount of credit exposure
   arising from credit enhancements
   provided by the reporting bank to other
   institutions' securitization structures in
   the form of standby letters of credit,             RCFD B780          RCFD B781          RCFD B782
   purchased subordinated securities,              ---------------------------------------------------
   and other enhancements                                      0                  0                  0     9
                                                   ---------------------------------------------------
10. Reporting bank's unused commitments               RCFD B787          RCFD B788          RCFD B789
    to provide liquidity to other institutions'    ---------------------------------------------------
    securitization structures                                  0                  0                  0     10
                                                   ---------------------------------------------------

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
                                                                       RC-27
Legal Title of Bank
Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954
FDIC Certificate Number - 05208                                               38

SCHEDULE RC-S--CONTINUED

                                                       (Column A)       (Column B)       (Column C)
                                                       1-4 Family          Home            Credit         (Column D)
                                                       Residential        Equity            Card             Auto
                                                          Loans            Loans         Receivables        Loans
                                                     -----------------------------------------------------------------
           Dollar Amounts in Thousands               Bil/Mil/Thou     Bil/Mil/Thou     Bil/Mil/Thou     Bil/Mil/Thou
----------------------------------------------------------------------------------------------------------------------
BANK ASSET SALES

                                                     ----------------------------------------------------------------
11. Assets sold with recourse or other seller-          RCFD B790        RCFD B791        RCFD B792        RCFD B793
    provided credit enhancements and not             ----------------------------------------------------------------
    securitized by the reporting bank                            0                0                0                0
                                                     ----------------------------------------------------------------
12. Maximum amount of credit exposure                ----------------------------------------------------------------
    arising from recourse or other seller-              RCFD B797        RCFD B798        RCFD B799        RCFD B800
    provided credit enhancements provided            ----------------------------------------------------------------
    to assets reported in item 11                                0                0                0                0
                                                     ----------------------------------------------------------------

                                                        (Column E)       (Column F)      (Column G)
                                                          Other          Commercial       All Other
                                                         Consumer      and Industrial     Loans and
                                                           Loans            Loans         All Leases
                                                    --------------------------------------------------
           Dollar Amounts in Thousands                Bil/Mil/Thou     Bil/Mil/Thou     Bil/Mil/Thou
------------------------------------------------------------------------------------------------------
BANK ASSET SALES

                                                    -------------------------------------------------
11. Assets sold with recourse or other seller-           RCFD B794        RCFD B795        RCFD B796
    provided credit enhancements and not            -------------------------------------------------
    securitized by the reporting bank                             0                0                0  11
                                                    -------------------------------------------------
12. Maximum amount of credit exposure               -------------------------------------------------
    arising from recourse or other seller-               RCFD B801        RCFD B802        RCFD B803
    provided credit enhancements provided           -------------------------------------------------
    to assets reported in item 11                                 0                0                0  12
                                                    -------------------------------------------------

Memoranda

                          Dollar Amounts in Thousands                                       RCFD       Bil/Mil/Thou
--------------------------------------------------------------------------------            -------------------------
1. Small Business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994:
                                                                                            -------------------------
   a. Outstanding principal balance                                                         A249                    0   M.1.a
                                                                                            -------------------------
   b. Amount of retained recourse on these obligations as of the report date                A250                    0   M.1.b
                                                                                            -------------------------
2. Outstanding principal balance of assets serviced for others:

   a. 1-4 family residential mortgages serviced with recourse or other servicer-            -------------------------
      provided credit enhancements                                                          B804                    0   M.2.a
                                                                                            -------------------------
   b. 1-4 family residential mortgages serviced with no recourse or other
      servicer-provided credit enhancements                                                 B805                  233   M.2.b
                                                                                            -------------------------
   c. Other financial assets (1)                                                            A591               68,546   M.2.c
                                                                                            -------------------------
3. Asset-backed commercial paper conduits:

   a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:

      (1) Conduits sponsored by the bank, a bank affiliate, or the bank's                   -------------------------
          holding company                                                                   B806                    0   M.3.a.1
                                                                                            -------------------------
      (2) Conduits sponsored by other unrelated institutions                                B807                    0   M.3.a.2
                                                                                            -------------------------
   b. Unused commitments to provide liquidity to conduit structures:

      (1) Conduits sponsored by the bank, a bank affiliate, or the bank's                   -------------------------
          holding company                                                                   B808                    0   M.3.b.1
                                                                                            -------------------------
     (2) Conduits sponsored by other unrelated institutions                                 B809                    0   M.3.b.2
                                                                                            -------------------------
 4. OUTSTANDING CREDIT CARD FEES AND FINANCE CHARGES INCLUDED IN SCHEDULE RC-S,
    ITEM 1, COLUMN C (2)                                                                    C407                    0   M.4
                                                                                            -------------------------

--------------

(1) Memorandum item 2.c is to be completed if the principal balance of other financial assets serviced for others is more than $10 million.

(2) MEMORANDUM ITEM 4 IS TO BE COMPLETED BY BANKS THAT (1) TOGETHER WITH AFFILIATED INSTITUTIONS, HAVE OUTSTANDING CREDIT CARD RECEIVABLES (AS DEFINED IN THE INSTRUCTIONS) THAT EXCEED $500 MILLION AS OF THE REPORT DATE OR (2) ARE CREDIT CARD SPECIALTY BANKS AS DEFINED FOR UNIFORM BANK PERFORMANCE REPORT PURPOSES.

WELLS FARGO BANK MINNESOTA. N.A.                                      FFIEC 031
                                                                      RC-28
Legal Title of Bank
Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954
FDIC Certificate Number - 05208                                               39

SCHEDULE RC-T--FIDUCIARY AND RELATED SERVICES

ITEMS 12 THROUGH 23 AND MEMORANDUM ITEM 4 WILL NOT BE MADE AVAILABLE TO THE PUBLIC ON AN INDIVIDUAL INSTITUTION BASIS.

                                                                                            RCFD    YES/NO
                                                                                            ----    ------
1. Does the bank have fiduciary powers? (If "NO", do not complete Schedule RC-T.)           A345      YES  1
                                                                                            ----    ------

                                                                                            RCFD    YES/NO
                                                                                            ----    ------
2. Does the bank exercise the fiduciary powers it has been granted?                         A346      YES  2
                                                                                            ----    ------

                                                                                            RCFD    YES/NO
                                                                                            ----    ------
3. Does the institution have any fiduciary or related activity (in the form of
   assets or accounts)? (If "NO," do not complete the rest of Schedule RC-T.)               B867      YES  3
                                                                                            ----    ------

   If the answer to item 3 is "YES", complete the applicable items of Schedule RC-T, as follows:

   Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $250 million (as of the preceding December 31) or with gross fiduciary and related services income greater than 10% of revenue (net interest income plus noninterest income) for the preceeding calendar year must complete:

   -  Items 4 through 19.a quarterly,

   -  Items 20 through 23 annually with the December report, and

   -  Memorandum items 1 through 4 annually with the December report.

   Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $100 million but less than or equal to $250 million (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:

   -  Items 4 through 23 annually with the December report, and

   -  Memorandum items 1 through 4 annually with the December report.

   Institutions with total fiduciary assets (item 9, sum of columns A and B) of $100 million or less (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:

   -  Items 4 through 11 annually with the December report, and

   -  Memorandum items 1 through 3 annually with the December report.

                                                                                              (Column C)            (Column D)
                                                 (Column A)                (Column B)         Number of              Number of
                                                   Managed                 Non-Managed         Managed              Non-Managed
                                                   Assets                    Assets           Accounts                Accounts
                                           ------------------------------------------------------------------------------------
      Dollar Amounts in Thousands          Tril/Bil/Mil/Thou         Tril/Bil/Mil/Thou
-------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY AND RELATED ASSETS                     RCFD B868             RCFD B869              RCFD B870              RCFD B871
                                           ------------------------------------------------------------------------------------
4. Personal trust and agency accounts                7,595,284                565,478              8,795                    225 4
                                           ------------------------------------------------------------------------------------
5. Retirement related trust and
   agency accounts:                              RCFD B872             RCFD B873              RCFD B874              RCFD B875
                                           ------------------------------------------------------------------------------------
   a. Employee benefit-defined
      contribution                                   2,317,072             24,098,537                 94                  2,376 5.a
                                           ------------------------------------------------------------------------------------
                                                 RCFD B876             RCFD B877              RCFD B878              RCFD B879
                                           ------------------------------------------------------------------------------------
   b. Employee benefit-defined benefit               2,928,571             15,126,065                 79                    485 5.b
                                           ------------------------------------------------------------------------------------
                                                 RCFD B880             RCFD B881              RCFD B882              RCFD B883
                                           ------------------------------------------------------------------------------------
   c. Other retirement accounts                      1,402,689              4,457,468              1,358                    620 5.c
                                           ------------------------------------------------------------------------------------
                                                 RCFD B884             RCFD B885              RCFD C001              RCFD C002
                                           ------------------------------------------------------------------------------------
6. Corporate trust and agency accounts               1,449,455             55,028,088                321                 13,108 6
                                           ------------------------------------------------------------------------------------
                                                 RCFD B886                                    RCFD B888
                                           ------------------------------------------------------------------------------------
7. Investment management agency accounts               551,716                                       348                        7
                                           ------------------------------------------------------------------------------------
                                                 RCFD B890             RCFD B891              RCFD B892              RCFD B893
                                           ------------------------------------------------------------------------------------
8. Other fiduciary accounts                            812,216             12,268,255                195                    880 8
                                           ------------------------------------------------------------------------------------

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
                                                                       RC-29
Legal Title of Bank
Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954     40
FDIC Certificate Number - 05208

SCHEDULE RC-T--CONTINUED

                                                                                                  (Column C)  (Column D)
                                                 (Column A)                    (Column B)          Number of   Number of
                                                  Managed                     Non-Managed           Managed   Non-Managed
                                                   Assets                        Assets            Accounts     Accounts
                                         --------------------------------------------------------------------------------
     Dollar Amounts in Thousands         Tril /  Bil /  Mil / Thou      Tril / Bil /  Mil / Thou
------------------------------------------------------------------------------------------------
FIDUCIARY AND RELATED
ASSETS--Continued
                                         --------------------------------------------------------------------------------
 9. Total fiduciary accounts                     RCFD B894                     RCFD B895          RCFD B896     RCFD B897
                                         --------------------------------------------------------------------------------
    (sum of items 4 through 8)                  17,057,003                   111,543,891             11,190        17,694   9
                                         --------------------------------------------------------------------------------
                                                                               RCFD B898                        RCFD B899
                                                                        ----------------                      -----------
10. Custody and safekeeping accounts                                         174,338,036                            3,034  10
                                         --------------------------------------------------------------------------------
11. Fiduciary accounts held in foreign           RCFN B900                     RCFN B901          RCFN B902     RCFN B903
                                         --------------------------------------------------------------------------------
    offices (included in items 9 and 10)                 0                             0                  0             0  11
                                         --------------------------------------------------------------------------------

                                                                          Dollar Amounts in Thousands  RIAD  Bil / Mil / Thou
------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY AND RELATED SERVICES INCOME
                                                                                                       -----------------------
12. Personal trust and agency accounts                                                                 B904             32,338  12
                                                                                                       -----------------------
13. Retirement related trust and agency accounts:
                                                                                                       -----------------------
    a. Employee benefit--defined contribution                                                          B905                952  13.a
                                                                                                       -----------------------
    b. Employee benefit--defined benefit                                                               B906              7,615  13.b
                                                                                                       -----------------------
    c. Other retirement accounts                                                                       B907             10,471  13.c
                                                                                                       -----------------------
14. Corporate trust and agency accounts                                                                A479             18,495  14
                                                                                                       -----------------------
15. Investment management agency accounts                                                              B908             16,267  15
                                                                                                       -----------------------
16. Other fiduciary accounts                                                                           A480             22,762  16
                                                                                                       -----------------------
17. Custody and safekeeping accounts                                                                   B909              5,273  17
                                                                                                       -----------------------
18. Other fiduciary and related services income                                                        B910              2,832  18
                                                                                                       -----------------------
19. Total gross fiduciary and related services income (sum of items 12 through 18)
                                                                                                       -----------------------
    (must equal Schedule RI, item 5.a)                                                                 4070            117,005  19
                                                                                                       -----------------------
    a. Fiduciary and related services income-foreign offices
       (included in item 19)                                              B912                      0                           19.a
                                                                                                       -----------------------
20. Less: Expenses                                                                                     C058                N/A  20
                                                                                                       -----------------------
21. Less: Net losses from fiduciary and related services                                               A488                N/A  21
                                                                                                       -----------------------
22. Plus: Intracompany income credits for fiduciary and related services                               B911                N/A  22
                                                                                                       -----------------------
23. Net fiduciary and related services income                                                          A491                N/A  23
                                                                                                       -----------------------

Memoranda

                                                                                                              Managed
                                                                                                               Assets
                                                                                                       ----------------------
                                                                          Dollar Amounts in Thousands  RCFD  Bil / Mil / Thou
-----------------------------------------------------------------------------------------------------------------------------
1. Managed assets held in personal trust and agency accounts:
                                                                                                       ---------------------
   a. Non interest-bearing deposits                                                                    B913             N/A    M.1.a
                                                                                                       ---------------------
   b. Interest-bearing deposits                                                                        B914             N/A    M.1.b
                                                                                                       ---------------------
   c. U.S. Treasury and U.S. Government agency obligations                                             B915             N/A    M.1.c
                                                                                                       ---------------------
   d. State, county and municipal obligations                                                          B916             N/A    M.1.d
                                                                                                       ---------------------
   e. Money market mutual funds                                                                        B917             N/A    M.1.e
                                                                                                       ---------------------
   f. Other short-term obligations                                                                     B918             N/A    M.1.f
                                                                                                       ---------------------
   g. Other notes and bonds                                                                            B919             N/A    M.1.g
                                                                                                       ---------------------
   h. Common and preferred stocks                                                                      B920             N/A    M.1.h
                                                                                                       ---------------------
   i. Real estate mortgages                                                                            B921             N/A    M.1.i
                                                                                                       ---------------------
   j. Real estate                                                                                      B922             N/A    M.1.j
                                                                                                       ---------------------
   k. Miscellaneous assets                                                                             B923             N/A    M.1.k
                                                                                                       ---------------------
   l. Total assets of managed personal trust and agency accounts
      (sum of Memorandum items 1.a through 1.k) (must equal                                            ---------------------
      Schedule RC-T, item 4, column A)                                                                 B868             N/A    M.1.l
                                                                                                       ---------------------

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
                                                                       RC-30
Legal Title of Bank
Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954         41
FDIC Certificate Number - 05208

SCHEDULE RC-T--CONTINUED

Memoranda--Continued

                                                                                (Column A)          (Column B)
                                                                                 Number of       Principal Amount
                                                                                  Issues            Outstanding
                                                                              --------------   ---------------------
                       Dollar Amounts in Thousands                            RCFD             RCFD   Bil/ Mil/ Thou
                       ---------------------------                            ----             ----   ---  ---  ----
2. Corporate trust and agency accounts:
   a. Corporate and municipal trusteeships                                    B927       N/A   B928              N/A   M.2.a
                                                                              --------------------------------------
   b. Transfer agent, registrar, paying agent, and other corporate agency     B929       N/A                           M.2.b
                                                                              --------------------------------------

                                                                                (Column A)           (Column B)
                                                                                 Number of        Market Value of
                                                                                   Funds            Fund Assets
                                                                              --------------   ---------------------
              Dollar Amounts in Thousands                                     RCFD             RCFD   Bil/ Mil/ Thou
              ---------------------------                                     ----             ----   ---  ---  ----
3. Collective investment funds and common trust funds:
   a. Domestic equity                                                         B931       N/A   B932              N/A   M.3.a
                                                                              --------------------------------------
   b. International/Global equity                                             B933       N/A   B934              N/A   M.3.b
                                                                              --------------------------------------
   c. Stock/Bond blend                                                        B935       N/A   B936              N/A   M.3.c
                                                                              --------------------------------------
   d. Taxable bond                                                            B937       N/A   B938              N/A   M.3.d
                                                                              --------------------------------------
   e. Municipal bond                                                          B939       N/A   B940              N/A   M.3.e
                                                                              --------------------------------------
   f. Short term investments/Money market                                     B941       N/A   B942              N/A   M.3.f
                                                                              --------------------------------------
   g. Specialty/Other                                                         B943       N/A   B944              N/A   M.3.g
                                                                              --------------------------------------
   h. Total collective investment funds (sum of Memorandum
      items 3.a through 3.g)                                                  B945       N/A   B946              N/A   M.3.h
                                                                              --------------------------------------

                                                                         (Column A)          (Column B)
                                                                        Gross Losses        Gross Losses
                                                                           Managed          Non-Managed         (Column C)
                                                                          Accounts            Accounts          Recoveries
                                                                     ------------------  ------------------  ----------------
                 Dollar Amounts in Thousands                         RIAD    Mil/  Thou  RIAD    Mil/  Thou  RIAD   Mil/ Thou
                 ---------------------------                         ----    ---   ----  ----    ---   ----  ----   ---  ----
4. Fiduciary settlements, surcharges and other losses:
   a. Personal trust and agency accounts                             B947           N/A  B948           N/A  B949         N/A  M.4.a
                                                                     --------------------------------------------------------
   b. Retirement related trust and agency accounts                   B950           N/A  B951           N/A  B952         N/A  M.4.b
                                                                     --------------------------------------------------------
   c. Investment management agency accounts                          B953           N/A  B954           N/A  B955         N/A  M.4.c
                                                                     --------------------------------------------------------
   d. Other fiduciary accounts and related services                  B956           N/A  B957           N/A  B958         N/A  M.4.d
                                                                     --------------------------------------------------------
   e. Total fiduciary settlements, surcharges, and other losses
     (sum of Memorandum items 4.a through 4.d) (sum of
     columns A and B minus column C must equal
     Schedule RC-T, item 21)                                         B959           N/A  B960           N/A  B961         N/A  M.4.e
                                                                     --------------------------------------------------------

Person to whom questions about Schedule RC-T--Fiduciary and Related Services should be directed:

   Karen B. Martin, Vice President
--------------------------------------------------------------------------------
   Name and Title (TEXT B962)

   karen.b.martin@wellsfargo.com
--------------------------------------------------------------------------------
   E-mail Address (TEXT B926)

   612-667-3975                          612-667-3659
--------------------------------------   ---------------------------------------
   Telephone: Area code/phone number/    FAX: Area code/phone number (TEXT B964)
   extension (TEXT B963)

          OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS          FFIEC 031
                 REPORTED IN THE REPORTS OF CONDITION AND INCOME       RC-31
                      at close of business on June 30, 2003
      Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954   42
    Wells Fargo Bank Minnesota, N.A.        Minneapolis                MN
    --------------------------------        -----------               -----
          LEGAL TITLE OF BANK                  CITY                   STATE

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in Schedule RC-T, items 12 through 23 and Memorandum item 4, is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-T, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment' box below and should make no entries of any kind in the space provided for the narrative statement; I.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its acuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of the statements exceeding the 750-character limit described above.) THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.


X = NO COMMENT Y = COMMENT                                                6979 X
BANK MANAGEMENT STATEMENT (please type or print clearly):
         TEXT ( 70 CHARACTERS PER LINE )
 6980_____________________________________________________________________
     _____________________________________________________________________
     _____________________________________________________________________
     _____________________________________________________________________
     _____________________________________________________________________
     _____________________________________________________________________
     _____________________________________________________________________
     _____________________________________________________________________
     _____________________________________________________________________
     _____________________________________________________________________

     _____________________________________________________________________
     SIGNATURE OF EXECUTIVE OFFICER OF BANK       DATE OF SIGNATURE

                    THIS PAGE IS TO BE COMPLETED BY ALL BANKS

Transmitted to InterCept on 07/29/2003. Confirmation Number - 0007954

                                                                              43

    NAME AND ADDRESS OF BANK

    WELLS FARGO BANK MINNESOTA, N.A.
    SIXTH STREET AND MARQUETTE AVENUE
    MINNEAPOLIS, MN 55479

      OMB No. For OCC: 1557-0081
      OMB No. For FDIC: 3064-0052
 OMB No. For Federal Reserve: 7100-0036
        Expiration Date: 4/30/2006

                                  SPECIAL REPORT
                           (Dollar Amounts in Thousands)

    CLOSE OF BUSINESS DATE               FDIC Certificate Number
   6/30/2003                                      5208

LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)

The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Excluded the first $15,000 of indebtedness of each executive officer under bank credit card plan.)

SEE SECTIONS 215.2 AND 215.3 OF TITLE 12 OF THE CODE OF FEDERAL REGULATIONS (FEDERAL RESERVE BOARD REGULATION O) FOR THE DEFINITIONS OF "EXECUTIVE OFFICER" AND "EXTENSION OF CREDIT," RESPECTIVELY. EXCLUDE LOANS AND OTHER EXTENSIONS OF CREDIT TO DIRECTORS AND PRINCIPAL SHAREHOLDERS WHO ARE NOT EXECUTIVE OFFICERS.

                                                                                                  RCFD
                                                                                                  ----
a. Number of loans made to executive officers since the previous Call Report date                 3561      0   a
b. Total dollar amount of above loans (in thousands of dollars)                                   3562      0   b
C. RANGE OF INTEREST CHARGED ON ABOVE LOANS                                            FROM                TO
   (example: 9-3/4% = 9.75)                                                        7701   0.00%   7702   0.00%  c

SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN        DATE (Month, Day, Year)
REPORT

         Karen B Martin, Vice President                        7/21/2003